UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

WOODWARD, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed in exhibit required by Item 25(p) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Woodward, Inc. 1081 Woodward Way Fort Collins, Colorado 80524 Tel: 970-482-5811 Fax: 970-498-3050

WOODWARD, INC.

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

December 8, 2023

Dear Stockholder:

You are cordially invited to join our Board of Directors and senior leadership for Woodward, Inc.’s Annual Meeting of Stockholders on Wednesday, January 24, 2024 at 8:00 a.m. Mountain Time. In order to enable more stockholders to attend the meeting, this year’s Annual Meeting will be a virtual-only meeting. There will be no physical location for in-person attendance at the Annual Meeting.

In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/WWD. Registration ends on January 23, 2024 at 5:00 p.m. Mountain Time. Upon completing your registration, you will receive via email further instructions and a unique link that will allow you access to the meeting. Please be sure to follow the instructions found on your proxy card and/or voting authorization form, as well as subsequent instructions that will be delivered to you via email.

Your vote is very important to us and to the continued success of our Company. Please complete and return your proxy card by mail, or vote via telephone or the internet, as soon as possible regardless of whether you plan to attend the virtual meeting. Thank you in advance for your continuing commitment to Woodward.

Sincerely yours,

WOODWARD, INC.

Charles P. Blankenship, Jr.

Chairman, Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

In order to enable more stockholders to attend the meeting, this year’s Annual Meeting of Stockholders of Woodward, Inc. will be held virtually at the date and time below. There will be no in-person meeting location. At the Annual Meeting, stockholders will be asked to consider and vote upon the matters set forth in this notice.

Date and Time:

Wednesday, January 24, 2024
8:00 a.m. Mountain Time

Place:

To attend and participate in the Annual Meeting:

Register at www.proxydocs.com/WWD. Registration ends on January 23, 2024 at 5:00 p.m. Mountain Time. Enter the control number listed on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form.

The Annual Meeting will begin promptly at 8:00 a.m., Mountain Time, on January 24, 2024. You will receive an email containing a link to the Annual Meeting one hour prior to the start of the meeting. We encourage you to access the virtual platform prior to the start time to familiarize yourself with the application and ensure that you can hear the streaming audio. You may begin to log into the virtual platform beginning at 7:45 a.m. Mountain Time, on January 24, 2024.

The purpose of our Annual Meeting is to:

1.
Elect as directors the three nominees identified in this proxy statement, each to serve for a term of three years;
2.
Vote on an advisory resolution regarding the compensation of the Company’s named executive officers;
3.
Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024; and
4.
Transact other business that properly comes before the meeting, or any postponement or adjournment thereof.

Stockholders who owned Woodward, Inc. common stock at the close of business on the record date, November 27, 2023, are entitled to vote at the meeting, or any postponement or adjournment thereof.

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, including consolidated financial statements, are available to you at www.proxydocs.com/WWD.

Important Notice of Internet Availability of Proxy Materials

The Securities and Exchange Commission’s “Notice and Access” rule enables us to deliver a Notice of Internet Availability of Proxy Materials to stockholders in lieu of a paper copy of the proxy statement, related materials, and our Annual Report. It contains instructions on how to access our proxy statement and 2023 Annual Report and how to vote online.

We appreciate your continued support of Woodward.

By Order of the Board of Directors,

WOODWARD, INC.

A. Christopher Fawzy

Corporate Secretary

December 8, 2023

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

YOUR VOTE IS IMPORTANT
Even if you plan to attend the Annual Meeting (virtually), please date, sign, and return your proxy card in the enclosed envelope, or vote via telephone or the internet as instructed on the proxy card or Notice of Internet Availability, prior to the meeting and as soon as possible. Your prompt response is helpful and your cooperation will be appreciated.

PROXY SUMMARY

About the Annual Meeting and Voting

Woodward, Inc. (“Woodward” or the “Company”), on behalf of its Board of Directors (the “Board”), is soliciting your proxy to vote at our 2023 Annual Meeting of Stockholders to be held virtually on January 24, 2024 (or at any postponement or adjournment of the meeting) (the “Annual Meeting”). This proxy statement summarizes the information you need to know to vote at the meeting.

A Notice of Internet Availability (the "Notice") will be first mailed on or about December 15, 2023 to stockholders of record as of November 27, 2023 (the “Record Date”). These proxy solicitation materials, combined with our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 including our most recent audited financial statements, were first made available on the internet on or about December 8, 2023. Our principal executive offices are located at 1081 Woodward Way, Fort Collins, Colorado 80524, and our telephone number at that location is 970-482-5811. We maintain a website at www.woodward.com. The information on our website is not incorporated by reference into this proxy statement.

Who Can Vote at the Meeting?

Stockholders who owned Woodward common stock at the close of business on the Record Date, are entitled to vote at the meeting. As of the Record Date, there were 60,058,062 shares of Woodward common stock outstanding.

Registered Stockholders. If your shares are registered directly in your name with Woodward’s transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by Woodward. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person (virtually) at the Annual Meeting.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and the Notice was forwarded to you by your broker or nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. Beneficial owners are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person (virtually) at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy.

How many votes do I get per share?

Each share of Woodward common stock that you own entitles you to one vote on each matter to be presented at the Annual Meeting, except for the election of directors, for which you may cumulate your votes. Since three directors are standing for election, you will be entitled to three director votes for each share of stock you own. Of this total, you may choose how many votes you wish to cast for each director. The Board is not soliciting discretionary authority to cumulate votes with respect to the election of directors.

Why did I receive a one-page notice in the mail about the internet availability of proxy materials instead of a full set of printed proxy materials?

Under Securities and Exchange Commission (the "SEC") rules, we are making our proxy materials available via the internet. Instead of mailing printed copies of the proxy materials to all of our stockholders, the SEC rules allow us to send you, our stockholders as of the Record Date, a Notice containing instructions on how to access the proxy materials via the internet and how to request a printed copy by mail if you prefer. Sending you the Notice and using the internet instead of mailing printed proxy materials also saves costs and natural resources.

PROXY SUMMARY

How can I get electronic access to the proxy materials?

The Notice provides you with instructions about how to:

•
View our proxy materials for the Annual Meeting via the internet; and
•
Request that we send our future proxy materials to you by mail or by email.

If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.

What matters am I voting on?

•
The election of three directors to hold office until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified;
•
An advisory resolution regarding the compensation of our named executive officers;
•
A proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024; and
•
Any other business that may properly come before the meeting.

How does the Board recommend I vote on these proposals?

The Board recommends a vote as follows:

“FOR” the election of each of the Board’s nominees to the Board;

“FOR” the advisory resolution regarding the compensation of the Company’s named executive officers; and

“FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

If any other matter is properly presented at the meeting, your shares will be voted in accordance with the proxyholder’s best judgment. At the time this proxy statement was printed, we were not aware of any additional matters to be acted on at the meeting.

How do I vote?

Registered Stockholders. Registered stockholders may vote by any of the following methods:

•
By Internet. Access Woodward’s secure website registration page via the internet, as identified in the Notice or proxy card, and follow the instructions;
•
By Telephone. If you requested printed copies of the proxy materials to be mailed to you, you can call the toll-free telephone number on the proxy card and follow the recorded instructions;
•
By Mail. If you requested printed copies of the proxy materials to be mailed to you, you can complete, sign and date the proxy card and return it in the prepaid envelope provided; or
•
By Attending the Annual Meeting (Virtually). You may attend the Annual Meeting by registering at www.proxydocs.com/WWD, where you may vote and submit questions during the meeting. Registration ends on January 23, 2024 at 5:00 p.m. Mountain Time. Please have your Notice, proxy card or the instructions that accompanied your proxy materials in hand when you visit the website.

Street Name Stockholders. If your shares are held by a broker, bank or other nominee, you should have received instructions on how to vote or instruct the broker to vote your shares from your broker, bank or other nominee.

PROXY SUMMARY

Please follow their instructions carefully. Street name stockholders may generally vote by one of the following methods:

•
By Telephone or Internet. Please refer to your voting instruction card or other information provided by your bank, broker, nominee or other holder of record to determine whether you may vote by telephone or electronically on the internet, and follow the instructions on the voting instruction card or other information provided by your bank, broker, or other nominee;
•
By Mail. If you requested printed copies of the proxy materials to be mailed to you, you may vote by signing, dating and returning your voting instruction card to your broker in pre-addressed envelope provided; or
•
By attending the Annual Meeting in person (virtually) with a Proxy from the Record Holder. A street name stockholder who wishes to vote in person (virtually) at the Annual Meeting will need to obtain a legal proxy from his or her bank, brokerage firm or other nominee. Please consult the voting instruction card provided to you by your bank, broker or other nominee to determine how to obtain a legal proxy in order to vote in person (virtually) at the Annual Meeting and any other instructions that may be applicable.

If you properly fill in your proxy card and send it to us in time to vote, or if you vote by internet or telephone before the polls close, your shares will be voted as you have directed. If you sign the proxy card or vote by internet or telephone but do not make specific choices, your shares will be voted in accordance with the Board’s recommendation.

How do I change my vote or revoke my proxy?

You may revoke your proxy by:

•
Entering a new vote by telephone, over the internet, or by signing and returning another signed proxy card at a later date;
•
Notifying our Corporate Secretary in writing before the meeting that you have revoked your proxy; or
•
Voting in person (virtually) at the meeting.

If you hold your shares through a broker, bank or other nominee, please follow the instructions regarding changing or revoking your proxy on the Voting Instruction Form you receive from your broker.

If you want to give your written proxy to someone other than the individuals named on the proxy card:

•
Cross out the individuals named and insert the name of the individual you are authorizing to vote; or
•
Provide a written authorization to the individual you are authorizing to vote along with your proxy card.

Summary of Proposals Submitted for Vote

The following are only summaries of the proposals to be presented at the Annual Meeting. You should review the full discussion of each proposal in this proxy statement before casting your vote.

Proposal 1: Election of Directors

Director Nominees: At the Annual Meeting, you will be asked to elect to the Board the three nominees for director identified in this proxy statement. Each director would be elected to serve a three-year term and would hold office until the 2026 Annual Meeting held in or about January 2027 and until a successor is elected and qualified.

Vote Required: Because this is an uncontested election, directors are elected by a majority vote. A nominee for director in an uncontested election will be elected if the votes cast “for” that nominee’s election exceed the votes cast “against” that nominee’s election. For purposes of this proposal, abstentions and broker non-votes will not be considered in the calculation. We have adopted a director resignation policy. Accordingly, each director has submitted an irrevocable resignation contingent upon not receiving a majority of votes in an uncontested election and acceptance of the resignation by the Board.

PROXY SUMMARY

Proposal 2: Approval of Advisory Resolution Regarding the Compensation of the Named Executive Officers

Compensation of the Company’s Named Executive Officers: At the Annual Meeting, you will be asked to approve an advisory resolution regarding the compensation of the Company’s named executive officers. This proposal is commonly referred to as a “say-on-pay” vote.

Vote Required: The affirmative vote of the holders of a majority of shares of Woodward common stock present in person (virtually) or by proxy and entitled to vote on the matter at the Annual Meeting will be required for the approval of the advisory resolution regarding the compensation of the Company’s named executive officers. Abstentions will count as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.

As an advisory vote, the vote on Proposal 2 is not binding on the Board or the Human Capital & Compensation Committee. However, the Board and the Human Capital & Compensation Committee value the opinions of our stockholders, and will review and consider the voting results when evaluating our executive compensation program.

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm

Independent Registered Public Accounting Firm: At the Annual Meeting, you will be asked to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024.

Vote Required: The affirmative vote of the holders of a majority of shares of Woodward common stock present in person (virtually) or by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the Audit Committee’s appointment of the independent registered public accounting firm. Abstentions will count as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.

The Board unanimously recommends that the stockholders vote “FOR” the election of each of the director nominees and “FOR” proposals 2 and 3, each as listed above.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person (virtually) or by proxy, at the Annual Meeting of holders of shares representing a majority of the votes of the common stock entitled to vote constitutes a quorum. Abstentions and broker non-votes are counted as present for establishing a quorum.

Abstentions and Broker Non-Votes

Abstentions are counted as present for establishing a quorum. For all proposals in this proxy statement, except for the election of directors, abstentions have the same effect as votes against the matter.

A broker non-vote occurs when a stockholder does not provide voting instructions to his or her broker or nominee and the broker or nominee does not have discretionary authority to vote on the matter, as further described below under “Voting of Shares Held in Street Name by Your Broker.”

Voting of Shares Held in Street Name by Your Broker

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares. You are also invited to attend the Annual Meeting and vote your shares in person (virtually). In order to vote your shares in person (virtually), you must provide us with a legal proxy from your broker and follow any other instructions provided on the voting instruction card.

PROXY SUMMARY

Under rules applicable to brokers, brokers do not have authority to vote customers’ shares for which they have not received voting instructions on “non-routine” matters, such as the election of directors and the advisory resolution regarding the compensation of our named executive officers. If you do not provide voting instructions, your brokerage firm may either vote your shares on routine matters (such as ratification of the auditors) or leave your shares unvoted. The shares for which instructions are not given and therefore, remain unvoted, are referred to as “broker non-votes.” For the purposes of this Annual Meeting, the only routine matter is the Ratification of the Appointment of our Independent Registered Public Accounting Firm. Consequently, if you do not give your brokerage firm specific instructions, your shares will not be voted on the other, non-routine, matters and will not be counted in determining the number of shares necessary for approval, although they will count for purposes of determining whether a quorum exists. We encourage you to provide instructions to your brokerage firm. This ensures your shares will be voted at the meeting.

In order for your shares to be voted on all matters presented at the Annual Meeting, including the election of directors, we urge all stockholders whose shares are held in street name by a brokerage firm to provide voting instructions to the brokerage firm.

PROPOSAL 1: ELECTION OF DIRECTORs

Director Nominees

Woodward’s certificate of incorporation provides for the Board to be divided into three classes, designated Class I, Class II and Class III, with directors in each class serving a three-year term. Woodward’s certificate of incorporation further provides that the Board must consist of no less than six directors. The exact number of directors serving on the Board, and the exact number of directors in each class, is determined from time to time by resolution of the Board. If the number of directors changes, any increase or decrease must be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. The Company’s Bylaws and Director Guidelines provide that directors are elected by a majority of the votes cast and we have a corresponding resignation policy for uncontested director elections. Contested elections are determined by a plurality vote.

On January 25, 2023, Mary Petrovich and Paul Donovan retired from the Board at the expiration of their respective terms. Following the retirement of Ms. Petrovich and Mr. Donovan, the Board reduced the number of directors from ten to eight. Effective June 1, 2023, the Board increased the number of directors from eight to ten and appointed Mary D. Petryszyn and Tana L. Utley to serve as directors of the Company.

Ronald M. Sega, age 71, will not stand for re-election following the expiration of his term at the Annual Meeting, as our Director Guidelines provide that Board members generally will not be nominated for re-election after attaining age 70. The Company’s Bylaws require each class of directors to be as nearly equal as possible. The Board maintains a mandatory director resignation policy, which is included in our Director Guidelines, relating to the rebalancing of director classes (the “Rebalancing Policy”). The Rebalancing Policy authorizes the Nominating and Governance Committee to recommend a rebalancing of the Company’s director classes in accordance with the process outlined therein. Had the Board taken no specific action, the Board classes would become unbalanced following Mr. Sega’s retirement, with two Class I directors, four Class II directors, and three Class III directors. Therefore, on November 15, 2023, upon a class rebalancing recommendation by the Nominating and Governance Committee and in accordance with the Rebalancing Policy, John D. Cohn, a Class II director, tendered his resignation from the Board effective as of the date of the 2023 Annual Meeting, and the Board nominated him for election in Class I at such meeting. The Board intends to decrease the number of directors from ten to nine, effective upon the expiration of Mr. Sega’s term on the date of the Annual Meeting. If the three director nominees at the Annual Meeting are elected, each of Class I, Class II and Class III will be comprised of three directors.

Each of the director nominees identified in this proxy statement as standing for election at the 2023 Annual Meeting has been nominated by the Board at the recommendation of the Nominating and Governance Committee to hold office for a three-year term until the 2026 annual meeting of stockholders, expected to be held in January 2027, or when a successor is elected and qualified. Mr. Blankenship, who was appointed to serve as a member of the Board on May 9, 2022, is standing for election by stockholders for the first time. Messrs. Cohn and Korte are incumbents. Directors identified in this proxy statement who are not standing for election at this meeting will continue in office for the remainder of their respective terms, subject to the Company’s policies. If a nominee becomes unavailable for election and the Nominating & Governance Committee elects to propose another nominee, proxy holders will vote the proxies for such nominee to fill the vacancy.

We identify below certain biographical information of each of our directors and the director nominees for election:

PROPOSAL 1: ELECTION OF DIRECTORS

Directors Standing for Election at This Meeting for Terms Expiring at the 2026 Annual Meeting:

Charles P. Blankenship, Jr., Chairman
Age: 57 Director Since: 2022	Board Committee(s): Executive (Chair)

Chairman of the Board, Chief Executive Officer and President of the Company since May 2022. Other Public Company Directorships: • Arconic Corporation (2018-2019).

Relevant Experience and Skills:

•
Montgomery Distinguished Professor of Practice at the University of Virginia’s School of Engineering and Applied Sciences, from 2019-2022.
•
Chief Executive Officer of Arconic from 2018-2019.
•
Held significant leadership roles in Aviation, Energy, and Appliances during a 24-year career at General Electric (“GE”), including Chief Executive Officer of GE Appliances, A Haier Company, from 2016-2017, and President and CEO of GE Appliances from 2011-2016.
•
Sr. Vice President of Haier Group from 2016-2017.
•
Accomplished business leader with extensive experience in the aerospace and industrial equipment markets.

John D. Cohn
Age: 69 Director Since: 2002	Board Committee(s): Audit

President of CrossBorder Strategic Solutions, LLC, a strategic advisory firm that assists companies to expand globally with specific focus on execution since August 2019.

Other Public Company Directorships:

•
None held during the past five years.

Relevant Experience and Skills:

•
Senior Vice President, Asia Business Planning and Execution at Rockwell Automation, Inc., a global leader in automation and digital transformation, from 2011-2019.
•
Senior Vice President, European Business Planning and Execution at Rockwell Automation from 2009-2011.
•
Senior Vice President, Strategic Development and Communications at Rockwell Automation from 1999-2009.
•
Contributes expertise in global market and business development, leading organizations through change management, mergers and acquisitions, and extensive knowledge and direct experience in industrial and aerospace markets.

PROPOSAL 1: ELECTION OF DIRECTORS

Daniel G. Korte
Age: 63 Director Since: 2017	Board Committee(s): Human Capital & Compensation (Chair); Nominating and Governance; Executive

Global Vice President, Aerospace of PPG Industries, Inc. (“PPG”) since August 2018. Other Public Company Directorships: • None held during the past five years.

Relevant Experience and Skills:

•
Served as Chief Executive Officer of LMI Aerospace, Inc. (“LMI”), now part of the Sonaca Group, from 2014-2017.
•
Joined PPG in May 2018 as Global Vice President-elect of its Aerospace products business.
•
President of the Rolls-Royce Defense Group in Washington, DC and London, UK from 2009-2012.
•
Held various senior level roles at The Boeing Company in supply chain, program management and general management.
•
Skilled in identifying and capitalizing on global market opportunities that drive revenue and profitable growth, with particular experience in the commercial and defense aerospace markets.

PROPOSAL 1: ELECTION OF DIRECTORS

Continuing Directors

Directors Remaining in Office Until the 2024 Annual Meeting

Rajeev Bhalla
Age: 60 Director Since: 2021	Board Committee(s): Audit (Chair); Executive

Former Operating Partner of Cerberus Operating and Advisory Company from February 2019 through April 2023. Other Public Company Directorships: • None held during the past five years.

Relevant Experience and Skills:

•
Consultant for various strategic and financial advisory services from 2019 to present.
•
Executive Vice President, Chief Financial Officer of CIRCOR International from December 2013 – December 2018.
•
Vice President of Finance and Chief Financial Officer of Sikorsky Aircraft Company from May 2012 – December 2013.
•
Vice President of Finance and Chief Financial Officer of Pratt & Whitney from April 2005 – May 2012.
•
Corporate Controller at Lockheed Martin from August 2001 – April 2005.
•
Partner with PricewaterhouseCoopers from March 1997 – August 2001.
•
Contributes significant strategy, finance, mergers and acquisitions, capital deployment and investor relations expertise.

Eileen P. Drake
Age: 57 Director Since: 2017	Board Committee(s): Nominating and Governance (Chair); Human Capital & Compensation; Executive

Former Chief Executive Officer and President of Aerojet Rocketdyne Holdings, Inc., a manufacturer of aerospace and defense products, from 2015-2023.

Other Public Company Directorships:

•
Aerojet Rocketdyne Holdings, Inc. (2015-2023).

Relevant Experience and Skills:

•
Briefly served as Chief Operating Officer, Aerojet Rocketdyne in 2015, prior to her appointment as CEO.
•
Held various senior level roles at United Technologies Corporation (“UTC”) from 2003-2015, including most recently as President of Pratt & Whitney AeroPower’s auxiliary power unit and small turbojet propulsion business from 2012-2015.
•
Managed production operations at both the Ford Motor Company and Visteon Corporation.
•
Spent seven years as an active duty U.S. Army aviator and airfield commander.
•
Accomplished, dynamic leader with extensive aerospace experience in profit and loss management, operations, quality and supply chain.

PROPOSAL 1: ELECTION OF DIRECTORS

Gregg C. Sengstack, Lead Director
Age: 65 Director Since: 2011	Board Committee(s): Audit; Executive

President and Chief Executive Officer of Franklin Electric Co., Inc., a manufacturer and distributor of water and fuel pumping systems, since 2014, and Chairman of the Franklin Electric Board since 2015.

Other Public Company Directorships:

•
Franklin Electric Co., Inc. (since 2014).

Relevant Experience and Skills:

•
Joined Franklin Electric in 1988 and served in various roles of increasing responsibility, including as Chief Financial Officer from 1999-2005, President of the International Water Systems and Fueling Group from 2005-2011, and President and Chief Operating Officer of Franklin Electric from 2011-2014.
•
Worked on numerous acquisitions in the U.S. and overseas.
•
Holds an Airline Transport Pilot license since 1981.
•
Provides the Board extensive experience in P&L, finance, international and general management, and top leadership experience.

PROPOSAL 1: ELECTION OF DIRECTORS

Directors Remaining in Office Until the 2025 Annual Meeting:

David P. Hess
Age: 68 Director Since: 2021	Board Committee(s): Human Capital & Compensation; Nominating and Governance

Served as CEO of Arconic Corporation from April 2017 until January 2018. Previously served in numerous executive leadership roles during his 38-year career at United Technologies Corporation (“UTC”) until his retirement in 2017.

Other Public Company Directorships:

•
Southwest Airlines Co. (since 2021).
•
Allegheny Technologies (since 2019).
•
Arconic Corporation (2017-2019).

Relevant Experience and Skills:

•
Joined UTC in 1979 and served in various roles, including President – Hamilton Sundstrand from 2004-2009, President – Pratt & Whitney from 2009-2014 and UTC Executive Vice President and Chief Customer Officer – Aerospace from 2015-2017.
•
Extensive boardroom experience at public and private aerospace, defense and industrial companies.
•
Brings a strong background in senior executive leadership roles in the aerospace and defense sectors, as well as deep industry experience, a proven track record, collaborative style and strong technical background, to the Board.

Mary D. Petryszyn
Age: 61 Director Since: 2023	Board Committee(s): Audit

Served as Corporate Vice President and President, Defense Systems of Northrop Grumman Corporation from 2019 until her retirement in 2023.

Other Public Company Directorships:

•
None held during the past five years.

Relevant Experience and Skills:

•
Serves as a director of Saab, Inc., a U.S.-based company (and subsidiary of Saab AB) operating under a Special Security Agreement (SSA) with the U.S. government, since 2023.
•
Sector Vice President & General Manager of the Land and Avionics C4ISR division of Northrop Grumman Corporation from 2016-2019, and Sector Vice President, Global Strategy & Mission Solutions from 2015-2016.
•
Joined Northrop Grumman Corporation in 2013 and served in various roles of increasing responsibility.
•
Provides the Board extensive global experience in business, profit and loss management, and operational leadership in government and defense markets.

PROPOSAL 1: ELECTION OF DIRECTORS

Tana L. Utley
Age: 60 Director Since: 2023	Board Committee(s): Human Capital & Compensation; Nominating and Governance

Former Vice President, Large Power Systems Division of Caterpillar, Inc. from 2014-2022. Ms. Utley retired from Caterpillar, Inc. in 2022.

Other Public Company Directorships:

•
SPX Technologies, Inc. (since 2015).

Relevant Experience and Skills:

•
Joined Caterpillar, Inc. in 1986 as a junior engineer and rose to key senior leadership positions during her 36-year career, including 14 years as an officer with responsibility over large global P&Ls and technical organizations.
•
Served as Vice President of Large Power Systems (2014-2021) and Industrial Power Systems (2013) at Caterpillar, each of which designs, manufactures and services reciprocating engines for industrial and Caterpillar machine markets.
•
Served as Chief Technology Officer and Vice President of the Product Development and Global Technology division of Caterpillar, Inc. (2007-2013) with accountability for technology strategy, research, global R&D facilities, and enterprise Tier 4 program execution.
•
Played an instrumental role in crafting and executing Caterpillar’s long-term strategy to reduce regulated diesel engine emissions over 95%.
•
Accomplished career in one of the world’s largest and most successful industrial equipment manufacturers, with complementary expertise to the aerospace and defense markets.

PROPOSAL 1: ELECTION OF DIRECTORS

Directors Whose Term Will Not Continue After the Annual Meeting:

Dr. Ronald M. Sega
Age: 71 Director Since: 2008	Board Committee(s): Audit

Emeritus Professor and Director of Systems Engineering at Colorado State University (“CSU”) since 2020. Other Public Company Directorships: • Rentech, Inc. (2007-2018).

Relevant Experience and Skills:

•
Department of Defense (“DOD”) Highly Qualified Expert serving as the Chief Technology Officer (“CTO”) of the U.S. Army Futures Command from 2019-2022.
•
Founder, Professor and Director of the Systems Engineering Graduate Programs at CSU from 2007-2019.
•
Vice President and Enterprise Executive for Energy and the Environment at CSU and The Ohio State University from 2010-2013.
•
Director of Defense Research and Engineering, serving as the CTO for the DOD from 2001-2005.
•
Under Secretary for the U.S. Air Force from 2005-2007, during which time he also served as the DOD Executive Agent for Space, and the Air Force Service Acquisition Executive for space programs.
•
Former NASA astronaut and veteran of two shuttle missions.
•
Retired from the U.S. Air Force in the rank of Major General.
•
Background in applying research and development experience to real-world situations, knowledge of U.S. government contracting practices, and expertise in aerospace and energy technology and markets.

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Board Skills and Diversity Highlights

RAJEEV BHALLA

Age: 60

WWD Board Tenure: 3*

Other Public Company Boards w/in 5 Years: 0

CHARLES P. BLANKENSHIP, JR.

Age: 57

WWD Board Tenure: 2*

Other Public Company Boards w/in 5 Years: 1

JOHN D. COHN

Age: 69

WWD Board Tenure: 22*

Other Public Company Boards w/in 5 Years: 0

EILEEN P. DRAKE

Age: 57

WWD Board Tenure: 7*

Other Public Company Boards w/in 5 Years: 1

DAVID P. HESS

Age: 68

WWD Board Tenure: 3*

Other Public Company Boards w/in 5 Years: 3

DANIEL G. KORTE

Age: 63

WWD Board Tenure: 7*

Other Public Company Boards w/in 5 Years: 0

MARY D. PETRYSZYN

Age: 61

WWD Board Tenure: 1*

Other Public Company Boards w/in 5 Years: 0

RONALD M. SEGA

Age: 71

WWD Board Tenure: 16*

Other Public Company Boards w/in 5 Years: 1

GREGG C. SENGSTACK

Age: 65

WWD Board Tenure: 13*

Other Public Company Boards w/in 5 Years: 1

AVERAGE TENURE

7.5 YEARS

TANA L. UTLEY

Age: 60

WWD Board Tenure: 1*

Other Public Company Boards w/in 5 Years: 1

AVERAGE AGE

63.1 YEARS

BOARD DIVERSITY

GENDER DIVERSITY (3 OF 10)

ETHNIC/RACIAL DIVERSITY (1 OF 10)

DIRECTOR INDEPENDENCE

INDEPENDENCE (9 OF 10)

BOARDS SKILLS AND EXPERIENCE

SENIOR EXECUTIVE OF PUBLIC COMPANY (9 OF 10)

FINANCIAL EXPERTISE (7 OF 10)

TECHNICAL EXPERTISE (7 OF 10)

MANUFACTURING / OPERATIONS (7 OF 10)

M&A & BUSINESS INTEGRATION (9 OF 10)

GLOBAL EXPERIENCE (9 OF 10)

AEROSPACE EXPERIENCE (8 OF 10)

INDUSTRIAL EXPERIENCE (8 OF 10)

* Including year appointed.

RAJEEV BHALLA Age: 59 WWD Board Tenure: 2* Other Public Company Boards w/in 5 Years: 0 CHARLES P. BLANKENSHIP, JR. Age: 56 WWD Board Tenure: 1* Other Public Company Boards w/in 5 Years: 1 JOHN D. COHN Age: 68 WWD Board Tenure: 21* Other Public Company Boards w/in 5 Years: 0 PAUL DONOVAN Age: 75 WWD Board Tenure: 23* Other Public Company Boards w/in 5 Years: 1 EILEEN P. DRAKE Age: 56 WWD Board Tenure: 6* Other Public Company Boards w/in 5 Years: 1 DAVID P. HESS Age: 67 WWD Board Tenure: 2* Other Public Company Boards w/in 5 Years: 3 DANIEL G. KORTE Age: 6* Other Public Company Boards w/in 5 Years: 1 MARY L. PETROVICH Age: 59 WWD Board Tenure: 21* Other Public Company Boards w/in 5 Years: 2 RONALD M. SEGA Age: 70 WWD Board Tenure: 15* Other Public Company Boards w/in 5 Years: 1 AVERAGE TENURE 10.9 YEARS GREGG C. SENGSTACK Age: 64 WWD BOARD Tenure: 12* Other Public Company Boards w/in 5 Years: 1 AVERAGE AGE 63.6 YEARS BOARD DIVERSITY GENDER DIVERSITY (2 OF 10) ETHNIC/RACIAL DIVERSITY (1 OF 10) DIRECTOR INDEPENDENCE INDEPENDENCE (9 OF 10) BOARDS SKILLS AND EXPERIENCE SENIOR EXECUTIVE OF PUBLIC COMPANY (9 OF 10) FINANCIAL EXPERTISE (8 OF 10) TECHNICAL EXPERTISE (5 OF 10) MANUFACTURING / OPERATIONS (6 OF 10) M&A & BUSINESS INTEGRATION (10 OF 10) GLOBAL EXPERIENCE (9 OF 10) AEROSPACE EXPERIENCE (8 OF 10) INDUSTRIAL EXPERIENCE (9 OF 10) *Including year appointed.

PROPOSAL 1: ELECTION OF DIRECTORS

Board Composition and Diversity

The Board is guided by the Company’s Bylaws, Director Guidelines, and Constitution, which requires the Board to adhere to the philosophy and concepts expressed therein, including respect for the dignity, value and equality of all of our employees. The Nominating and Governance Committee is committed to good corporate governance and recognizes the importance that the Board contains (i) diversity of knowledge and experience at policy-making levels in business, public service, education, technology, and other relevant knowledge that contributes to the Company’s global activities, and (ii) diversity in cultural background, ethnicity, gender and age. Taken together, the Board believes that a board comprised of diverse directors supports the Board’s ability to effectively oversee the Company’s business, and as such the Board believes that diversity is an important aspect of board composition. The Nominating & Governance Committee periodically meets with the full Board to review the Board’s composition to ensure the Board has an appropriate mix of diversity attributes. In evaluating the Board’s composition, the Nominating & Governance Committee considers, for each incumbent director and any potential nominee, various factors, including the skills and attributes described in the above chart. For more information on our director nomination process, please refer to the “Director Nomination Process” section below.

The table below provides aggregate statistics regarding our Board-level diversity based on each director's self-identification:

Board Diversity Matrix (As of December 8, 2023)
Total Number of Directors	10
	Female	Male
Part I: Gender Identity
Directors	3	7
Part II: Demographic Background
Asian	—	1
White	3	6
LGBTQ+	1

Director Independence

The Board has determined that each member of the Board, other than Mr. Blankenship, is independent under the criteria established by the Nasdaq listing rules. In addition, the Board has determined that each member of the Audit Committee and each member of the Human Capital & Compensation Committee meets the additional independence criteria required for audit committee and compensation committee members, as applicable, established by SEC rules and regulations and Nasdaq listing rules.

ESG Highlights

Board Oversight of ESG

We believe strong governance and oversight of environmental, social and governance (“ESG”) issues is critical, particularly with respect to the issues that impact our stakeholders – our customers, stockholders, employees (who we refer to as Woodward “members”), suppliers, and the environment. These ESG elements contribute both to the long-term success of our business and to the positive impacts the Company can make in society. The Board works closely with the management team to oversee ESG at the Company, both directly and through its standing committees dedicated to areas of the program associated with their respective areas of responsibility.

Committee oversight responsibilities include:

•
the Nominating & Governance Committee, by delegation of the Board, provides primary oversight over the Company’s ESG program generally;
•
the Audit Committee oversees the adequacy and performance of the Company’s ethics program, the Company’s information security and risk management programs, and any future public emissions and

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climate-related disclosures, including the establishment and periodic review of any related internal controls and procedures; and
•
the Human Capital & Compensation Committee oversees the development, implementation and effectiveness of the Company’s strategies and policies related to human capital management.

The health and safety of our employees is a top priority for the Board, and the Board exercises direct and active oversight over the Company’s health and safety initiatives. We have implemented procedures and precautions to ensure the continued safety and well-being of employees. We are always looking for ways to improve on compliance standards by utilizing continuous improvement discipline to proactively eliminate risks in the workplace, including the continued expansion of our find-it fix-it proactive workplace safety initiatives.

Management’s Role in ESG

To better manage our ESG programs and initiatives, we created a cross-functional executive-led team to establish and promote the strategies, standards and practices that advance Woodward’s ESG performance (the "ESG Steering Committee"). The ESG Steering Committee is responsible for evaluating our ESG practices; developing and recommending ESG strategies, practices and commitments that should be a principal focus company-wide; coordinating across the business to ensure ESG efforts are leveraged and synchronized across the enterprise; supporting the businesses to help achieve effective implementation of strategic ESG goals; and ensuring that our global ESG strategies, initiatives and accomplishments are effectively communicated to our stakeholders.

Environmental

For more than 150 years, Woodward has specialized in selling products and solutions that improve efficiency and energy control in our customers’ engines and other systems and products. We pride ourselves on being responsive to our customers’ needs and creating innovative solutions that make manufacturing more energy-efficient, are more cost effective, and decrease emissions and waste. Our innovative fluid energy, combustion control, electrical energy, and motion control systems help customers offer cleaner, more reliable, and more efficient equipment. By focusing on improving energy efficiency emissions for our products and in our customers’ products, Woodward is well positioned to support global efforts to increase energy efficiency and reduce greenhouse gases.

Notably, we have partnered with one of our customers, Airbus, to provide the Fuel Cell Balance of Plant ("BoP") solution for the ZEROe demonstrator, which aims to put a zero-emission aircraft into service by 2035. Woodward will contribute advanced design capabilities and world-leading fuel technologies for the ZEROe project for more sustainable air travel based on hydrogen propulsion. Our BoP will contribute an essential part of the project, with a comprehensive package of monitoring and control means for hydrogen fuel and air for the hydrogen fuel cell system. Airbus aims to put a zero-emission aircraft into service by 2035. The ZEROe project will provide important solutions in the portfolio for emission-free flying.

With respect to the emissions that we generate in our own operations, over the past two years we made significant progress in developing our processes in connection with assessing, measuring and validating our Scope 1 and Scope 2 emissions. We continue to close certain gaps we identified in these processes and to establish internal controls to ensure the accuracy and reliability of our emissions data. We anticipate disclosing our Scope 1 and Scope 2 emissions in an updated ESG report, which we expect to publish in calendar year 2024.

Social

In the past year, we have expanded our Diversity, Inclusion and Belonging (“DIB”) initiatives. We want everyone at Woodward to feel they have opportunities to develop, grow and reach their highest potential personally and professionally. This is why we introduced the Woodward Diversity, Inclusion and Belonging Commitment, which lives alongside our core values to guide us on our DIB journey. This is our commitment:

At Woodward, no matter where you are from, your physical appearance, or how you identify, you deserve the opportunity to reach your greatest potential. We are on a journey to achieve this as an organization and want to work closely with Woodward members to set the right path.

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We humbly acknowledge this will be an imperfect journey. Yet, we are steadfastly committed to embracing the power of diverse people, perspectives and experiences for current Woodward members, attracting the best talent across our communities, and creating an inclusive and rewarding workplace for all.

Woodward has created an extraordinary legacy of success through Woodward members’ innovation, dedication and values-driven passion for serving our customers and each other. As we look toward the future, we want to build on that legacy by expanding opportunities for current and prospective Woodward members so that they can bring their unique backgrounds and perspectives to work and feel a sense of belonging. Diverse and inclusive teams and organizations consistently outperform their peers, which means adding different perspectives to our teams will not only enrich our culture, but also help us achieve our performance goals.

Governance Highlights

Woodward’s policies and practices reflect corporate governance initiatives that are compliant with the Nasdaq listing rules, SEC rules and regulations, and the applicable corporate governance requirements of the Sarbanes-Oxley Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). We maintain a corporate governance page on our website at http://ir.woodward.com/governance. Highlights of our corporate governance include:

•
100% Independent Committee Members
•
Lead Independent Director with Lead Independent Director Charter
•
Majority Voting for Directors with Mandatory Resignation Policy
•
Annual Board and Committee Evaluations
•
Director Overboarding Policy
•
Director Change in Circumstances with Resignation Policy
•
Director Retirement Policy
•
Periodic Review of Committee Charters and Governance Policies
•
Periodic ESG Reports

•
Regular Meetings of Independent Directors Without Management Present
•
Formal CEO Evaluation Process
•
Clawback Policy for Incentive-Based Compensation (Cash and Equity)
•
Annual Say-on-Pay Vote
•
Stockholder Engagement Program
•
Stock Ownership Guidelines for Directors and Officers
•
Anti-Hedging and Anti-Pledging Policy
•
Codes of Conduct for Directors, Officers and Employees
•
Succession Planning Process

Code of Ethics

Our Board has adopted a Code of Business Conduct and Ethics for directors, officers and employees. We have also adopted a Code of Ethics for Senior Financial Officers and Other Finance Members. Both codes are available on our website at http://ir.woodward.com/governance. We will post on this section of our website any amendment to either code, as well as any waivers of either code, that are required to be disclosed by SEC or Nasdaq listing rules.

Board Structure and Risk Oversight

Leadership Structure

Mr. Blankenship serves as our Chairman of the Board and Chief Executive Officer (“CEO”). Because the same individual serves as both Chairman and CEO, the Board appoints an independent director to serve as “Lead Director.” Our current Lead Director is Mr. Sengstack, who was appointed to that position by the Board in November 2023, replacing Mr. Cohn, who had served in such capacity since 2017. The Board believes the combined Chairman/CEO position, together with an independent Lead Director, has certain advantages over other board leadership structures and best meets the Company’s current needs. Mr. Blankenship’s leadership as Chairman and CEO provides our Board with detailed and in-depth knowledge of the Company’s strategy, markets,

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operations and financial condition, and enhances our ability to communicate a clear and consistent strategy to our stockholders, employees and business partners. This leadership structure provides clear separation of the oversight role of the Lead Director and other independent directors from the oversight role of the Chairman/CEO and other management, enabling the Board and the Chairman/CEO to have greater clarity and focus on their respective leadership roles.

The Board understands there is no single “one-size fits all” approach to providing Board leadership in the competitive and changing environment in which we operate. The optimal Board leadership structure may vary as circumstances warrant. At present, the Board believes its current structure effectively maintains independent oversight and management. Consistent with our Director Guidelines, the Board reviews and considers whether the positions of Chairman and CEO should be combined or separated as part of a regular review of the effectiveness of the Company’s governance structure.

Lead Independent Director

Our Board has adopted a Lead Director Charter that provides a clear and formal delineation of the duties and responsibilities of the Lead Director. The charter provides that the Lead Director will serve a maximum term of five years in such capacity, unless the Board determines in its sole discretion that circumstances exist that would support extending the term of service beyond such period. Responsibilities of the Lead Director include, among other duties:

•
presiding at all meetings of the Board at which the Chairman and CEO is not present, including separate sessions of the independent directors, and briefing the Chairman and CEO on the items discussed in such meetings;
•
in consultation with the Chair of the Human Capital & Compensation Committee, presenting to the Chairman and CEO his annual performance review, and from time to time providing updates to the Chairman and CEO in regard to overall performance;
•
together with the Chair of the Nominating and Governance Committee, reviewing and reporting on the results of the Board self-evaluation;
•
facilitating discussion and open dialogue among all independent directors during and outside of Board meetings;
•
serving as a liaison between the Chairman and CEO and the independent directors, without inhibiting direct communication between them; and
•
communicating with the Chairman and CEO on a regular basis to discuss any other Board matters or concerns.

Long-Term Strategic Planning

Our Board recognizes the importance of assuring that our overall business strategy is designed to create long-term, sustainable value for our stockholders. As a result, our Board maintains an active oversight role in helping our management team formulate, plan and implement the Company’s strategy. The Board and our management team routinely discuss the execution of our long-term strategic plans, the status of key initiatives, and the key opportunities and risks facing the Company. At least annually, the Board participates in an in-depth review with our management team of the Company’s strategic plan, including the industry and competitive landscapes, and short- and long-term plans and priorities. In addition to our business strategy, the Board reviews the Company’s financial plan for the upcoming year, which is aligned to the Company’s long-term strategic plans and priorities.

Risk Oversight

The Board’s Risk Oversight Responsibilities

The Board is responsible for overseeing risk management, including but not limited to oversight of identification and mitigation of risks. The Board has the ultimate oversight responsibility for the Company’s risk management activities, with various committees of the Board composed entirely of independent directors overseeing certain

PROPOSAL 1: ELECTION OF DIRECTORS

aspects of risk management. The Board and its committees oversee risk related to, among other things our strategic plan; capital structure; operational performance and supply chain management; health and safety programs, business development activities; talent attraction, retention and succession planning; compliance with government regulations; cybersecurity; market and technology shifts; and other significant inherent risks. The Board also has strategic oversight of ESG risks and opportunities, which it generally exercises through the enterprise risk management process and through its committees. While the Board and its various committees have oversight responsibilities for risk management processes, management has responsibility for the day-to-day aspects of risk management. The Board and its committees receive regular reports on risk management from Company management and our independent auditors. The Board and its committees have direct and independent access to management. We believe the current Board leadership structure and our Board risk oversight practices foster increased communication and lead to the identification and implementation of effective risk management strategies.

Key Board Committee Oversight Responsibilities

•
The Audit Committee is responsible for risks relating to the Company's financial statements, financial reporting processes, the evaluation of the effectiveness of internal control over financial reporting, oversight of the Company’s cybersecurity risk and compliance activities, oversight over the adequacy and performance of the Company’s ethics program, and the Company’s compliance with its financial and ethics policies. The Audit Committee will oversee any public emissions and climate-related disclosures that may be disclosed by the Company, including the establishment and periodic review of internal controls and procedures related to such disclosures to ensure the integrity of disclosed quantitative data.
•
The Human Capital and Compensation Committee is responsible for monitoring risks associated with the design and administration of the Company's compensation programs and equity compensation plans, performs the annual performance review of the CEO, ensures the independence of the compensation consultant, and oversees the development, implementation and effectiveness of the Company’s strategies and policies related to human capital management.
•
The Nominating and Governance Committee oversees risks relating to the Company's corporate governance processes, compliance with the SEC and Nasdaq rules and regulations, and other state and federal laws and regulations relating to corporate governance, oversees the Company’s ESG strategy, program and performance, and reviews and reassesses the adequacy of the Company’s Code of Business Conduct and Ethics.

Oversight of Other Core Business Functions

In addition, employees representing certain core business functions also regularly engage with the Board and its committees. For example:

•
Our Vice President, Information Technology, provides periodic updates to the Audit Committee on cybersecurity, cybersecurity compliance, and other risks relevant to our information technology environment, as well as updates regarding the results of periodic cybersecurity exercises and cyber response readiness assessments. We also engage third-party advisors who provide to management and the Audit Committee an independent assessment of our cyber risk management program and our internal response preparedness.
•
Our internal audit function reports directly to the Audit Committee and provides objective audit, investigative and advisory services designed to gauge whether the Company is anticipating, identifying, assessing and appropriately prioritizing and mitigating risks.
•
Members of our Global Legal & Compliance function update our Board regularly on material legal, ethics, compliance and governance matters. Our General Counsel oversees risks related to ethics and compliance, labor and employment, and disputes and litigation, and provides regular reports to the Audit Committee on these topics.

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•
Our Business Development team, together with other key leaders, assists the Board in its oversight of strategic acquisitions, investments and assessments of the competitive landscape.

Effectiveness of Our Risk Oversight Approach

We believe the division of risk management responsibilities among the Board, its committees and management is the most effective approach for addressing the risks that Woodward faces. The existing Board leadership structure supports effective risk oversight by promoting communication between the independent directors and management, including discussions between the Lead Director and the Chairman and CEO. In addition, independent directors chair the various committees involved in assisting with risk oversight, and all directors are involved in the risk oversight function.

Board Effectiveness

Board and Committees Self-Evaluation Process

Board and committee evaluations play a critical role in ensuring the effective functioning of our Board and its committees. Our Board and its committees annually evaluate their own performance. Generally, as part of the self-evaluation process, directors are provided with detailed questionnaires and then participate in a guided, one-on-one interview-based or a group discussion-based evaluation designed to offer a thoughtful and substantive reflection on the Board’s or committee’s performance, as applicable. The questionnaires and interviews consider various topics related to Board and committee composition, structure, effectiveness and responsibilities, as well as the overall mix of director skills, experience and backgrounds. As set forth in its charter, the Nominating and Governance Committee oversees the Board evaluation process. The Nominating and Governance Committee periodically reviews the form of questionnaire and the self-evaluation process, considers whether changes are recommended, and reports the results to the Board.

Director Overboarding Policy

Directors are expected to commit substantial time and energy to the Board and should ensure that other existing and future time commitments do not materially interfere with their service as a director. The Board recently amended the Director Guidelines with respect to other directorships, requiring (except as may otherwise be approved in advance by the Nominating and Governance Committee) that (A) any non-Woodward employee director who serves as an executive officer of another public company, and any Woodward employee director, should not serve on more than one board of a public company in addition to the Woodward Board (total of two); and (B) any non-Woodward employee director who does not serve as an executive officer of a public company should not serve on more than three boards of public companies in addition to the Woodward Board (total of four). Additionally, no member of the Audit Committee may serve on more than two other public company audit committees without first obtaining the prior approval of the Board. Directors should notify both the Chairman of the Board and the Chairman of the Nominating and Governance Committee before accepting an invitation to serve on another public company board.

Director Retirement Policy

Under the Director Guidelines, no individual will be nominated by the Board for re-election if such individual will achieve the age of 70 as of the annual stockholder meeting date of such re-election, unless the Board determines in its sole discretion that circumstances exist that would support any such nomination.

Policy with Respect to Change in Professional Responsibilities

Directors whose professional responsibilities change significantly from those they had when they were elected to the Board or who are involved in other circumstances that may negatively impact the Board or the Company should volunteer to resign from the Board. Such persons should not necessarily leave the Board. There should, however, be an opportunity for the Board through the Nominating and Governance Committee to review the continued appropriateness of Board membership under the circumstances.

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Board Meetings and Committees

The Board met six times in fiscal year 2023. All directors attended at least 88 percent of the aggregate of the total meetings of the Board and all committees on which they served. Directors are encouraged, but are not required, to attend annual meetings of stockholders. All then-incumbent directors attended the Company’s last annual meeting of stockholders.

The Board has an Audit Committee, Human Capital & Compensation Committee, Nominating and Governance Committee, and Executive Committee, each of which has the composition and responsibilities described below. All actions by committees are reported to the Board at the next regularly scheduled meeting. As part of its ongoing corporate governance review, the Board reviews its assignment of committee memberships annually. On July 26, 2023, Ms. Petryszyn became a member of the Audit Committee, and Ms. Utley became a member of both the Human Capital & Compensation Committee and the Nominating and Governance Committee. Also, effective as of November 15, 2023, the Board made the following rotations: (i) Mr. Bhalla replaced Mr. Sengstack as chair of the Audit Committee and as member of the Executive Committee, and (ii) Mr. Sengstack replaced Mr. Cohn as Lead Director. Mr. Sengstack remains a member of the Audit Committee.

The following table reflects the committee memberships as of the filing date of this proxy statement:

NAME	AUDIT	HUMAN CAPITAL & COMPENSATION	NOMINATING & GOVERNANCE	EXECUTIVE
Rajeev Bhalla	■			■
Charles P. Blankenship, Jr.				■
John D. Cohn	■
Eileen P. Drake		■	■	■
David P. Hess		■	■
Daniel G. Korte		■	■	■
Mary D. Petryszyn	■
Ronald M. Sega	■
Gregg C. Sengstack	■			■
Tana L. Utley		■	■
■ = Committee Member; ■ = Chair

Audit Committee

Membership

Our Board has determined that each member of our Audit Committee satisfies the requirements for independence for Audit Committee members and financial literacy under the applicable rules and regulations of Nasdaq and the SEC. The Board has also determined that Messrs. Bhalla and Sengstack are audit committee financial experts within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended, and have experience resulting in “financial sophistication” as defined under Nasdaq listing rules.

Committee Charter

Our Audit Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of Nasdaq and the SEC. The Audit Committee reviews its charter at least annually and recommends to the Board any revisions it deems necessary or appropriate. A copy of the Audit Committee Charter is available on our website at http://ir.woodward.com/governance.

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Responsibilities

Our Audit Committee oversees (i) our accounting and financial reporting processes, including the quality of internal controls over those processes, and the audits of the Company’s financial statements and internal control reports, and (ii) our processes for risk management, monitoring compliance with laws and regulations, and adherence to the Company’s Code of Business Conduct and Ethics. The Audit Committee’s responsibilities also include, but are not limited to:

•
appointing, compensating, overseeing, and evaluating the Company’s independent registered public accounting firm, and participating in the selection of the lead audit partner;
•
assessing the quality of internal audit activity;
•
reviewing and approving the selection and tenure of the Company’s internal audit lead;
•
assisting the Board with monitoring the Company’s compliance with laws and regulations;
•
overseeing the adequacy and performance of the Company’s ethics program;
•
establishing procedures for the receipt, retention and treatment of complaints received regarding accounting, internal controls, or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•
overseeing the Company’s cybersecurity and other information security and technology risks, including the Company’s information security and risk management programs;
•
overseeing any public emissions and climate-related disclosures made by the Company, including the establishment and periodic review of any internal controls and procedures related to such disclosures to ensure the integrity of disclosed quantitative data;
•
reviewing the Company’s financial reporting risk exposure and the Company’s risk assessment and risk management processes;
•
overseeing compliance of the Company’s financial statements with applicable rules and regulations; and
•
recommending, based on reviews and discussion with management and our independent registered public accounting firm, that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K.

Meetings

The Audit Committee held five meetings in fiscal year 2023.

Human Capital & Compensation Committee

To better reflect the Compensation Committee’s role with respect to oversight of the Company’s human capital management, on September 19, 2023, the Board changed the name of this committee to the “Human Capital & Compensation Committee”.

Membership

Our Board has determined that each member of our Human Capital & Compensation Committee satisfies the requirements for independence for compensation committee members under all applicable rules and regulations of Nasdaq and the SEC.

Committee Charter

Our Human Capital & Compensation Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of Nasdaq and the SEC. The Human Capital & Compensation Committee reviews its charter at least annually and recommends to the Board any revisions it deems necessary or appropriate. A copy of the Human Capital & Compensation Committee Charter is available on our website at http://ir.woodward.com/governance.

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Responsibilities

Our Human Capital & Compensation Committee administers our executive compensation plans, reviews our compensation practices and policies, determines compensation for our CEO and other executive officers, and generally supports our Board in carrying out its overall responsibilities relating to executive compensation. The Human Capital & Compensation Committee’s responsibilities also include, but are not limited to:

•
conducting an annual performance review of the CEO with input from the independent members of the Board;
•
overseeing and administering our
o
annual executive incentive compensation under Woodward’s short-term variable incentive plan,
o
long-term incentive program, which includes both a cash and equity component, and
o
2017 Omnibus Incentive Plan;
•
designing and approving performance metrics, and reviewing performance against such metrics, for the Company’s short-term and long-term executive incentive programs;
•
overseeing the development, implementation and effectiveness of the Company’s strategies and policies related to human capital development;
•
Determining and taking all action, including granting of all incentives and/or equity compensation to eligible recipients, in accordance with the terms of the 2017 Omnibus Incentive Plan; and
•
approving and overseeing the application of our Clawback Policy.

The Human Capital & Compensation Committee has delegated certain responsibilities as described below under “Delegation of Authority”.

Meetings

The Human Capital & Compensation Committee held six meetings in fiscal year 2023.

Human Capital & Compensation Committee Interlocks and Insider Participation

Mr. Korte, Ms. Drake, Mr. Hess, Ms. Petrovich, and Ms. Utley served as members of the Human Capital & Compensation Committee in fiscal year 2023. The Human Capital & Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules, and no Human Capital & Compensation Committee member had any relationship required to be disclosed pursuant to Item 404 of Regulation S-K.

Delegation of Authority

The Human Capital & Compensation Committee charter provides authority to the Human Capital & Compensation Committee to delegate any of its responsibilities to subcommittees entirely made up of Human Capital & Compensation Committee members, as it deems appropriate. The Human Capital & Compensation Committee has delegated, to a subcommittee comprised of the Human Capital & Compensation Committee Chairperson and one other Human Capital & Compensation Committee member, the authority to review and approve the grant of options, restricted stock units and/or restricted stock to officers and other employees of the Company, members of the Board, or consultants of the Company in the interval between regularly scheduled meetings of the Human Capital & Compensation Committee, subject to the pool for awards as identified and approved by the Human Capital & Compensation Committee in advance on an annual basis (such grants, “interim grants”). Additionally, the Board has (i) delegated to the CEO limited authority to make certain interim grants, and (ii) delegated to the Human Capital & Compensation Committee all of the Board’s rights to impose restrictions on such authority of the CEO. The CEO is not permitted to make grants to any member of the Board, any Section 16 officer, or any other elected officer of the Company. The CEO is authorized to make grants of not more than 15,000 nonqualified stock options or 5,000 shares of Restricted Stock Units or Restricted Stock Awards to any individual during any fiscal year with the calculation of such CEO approved awards performed in the manner described below under the caption “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table”. The Human

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Capital & Compensation Committee delegated to the Chairman of the Human Capital & Compensation Committee the authority to approve any and all option exercises when the grantee seeks to pay for the cost of the option and/or the taxes associated with the transaction with stock previously owned and held by the optionee for at least six months. The Chairman of the Human Capital & Compensation Committee is authorized to further delegate these responsibilities to any other member of the Human Capital & Compensation Committee.

Risk Assessment

The Human Capital & Compensation Committee regularly and independently reviews our compensation policies and practices, including reviewing our incentive compensation programs, to confirm that incentive pay does not encourage unnecessary risk taking. The Human Capital & Compensation Committee believes that our compensation policies and practices are robust and effective. The Company and the Human Capital & Compensation Committee, with the input of Aon (who served as our independent compensation consultant for approximately the first five months of fiscal year 2023), have concluded that any risks arising from the Company’s employee compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Nominating and Governance Committee

Membership

Our Board has determined that all members of the Nominating and Governance Committee are independent within the meaning of the Nasdaq listing rules.

Committee Charter

Our Nominating and Governance Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of Nasdaq and the SEC. The Nominating and Governance Committee reviews its charter at least annually and recommends to the Board any revisions it deems necessary or appropriate. A copy of the Nominating and Governance Committee Charter can be found at http://ir.woodward.com/governance.

Responsibilities

Our Nominating and Governance Committee identifies and recommends to our Board qualified individuals to become Board members, and develops and oversees the implementation of corporate governance guidelines and principles. The Nominating and Governance Committee’s responsibilities also include, but are not limited to:

•
developing and recommending the guidelines and criteria for selecting new members of the Board, including diversity, and the qualifications for committee membership;
•
conducting searches for potential members of our Board;
•
recommending director nominees to stand for election as members of the Board at each annual meeting of stockholders;
•
making recommendations regarding the size of our Board and its committees;
•
making recommendations regarding committee and chair assignments;
•
overseeing an annual Board self-evaluation;
•
reviewing and making recommendations with respect to our Director Guidelines;
•
providing primary oversight over the Company’s ESG program generally (by delegation of the Board), including recommending a Board oversight structure for ESG and the respective ESG oversight responsibilities of the Board’s standing committees;

PROPOSAL 1: ELECTION OF DIRECTORS

•
establishing and reviewing other governance related policies and guidelines, such as stock ownership guidelines for officers and directors;
•
reviewing and reassessing our programs and policies related to the Company’s Code of Business Conduct and Ethics; and
•
periodically evaluating the compensation and benefits of the Company’s non-employee members of the Board, and recommends any changes to the Board for approval.

Meetings

The Nominating and Governance Committee held five meetings in fiscal year 2023.

Executive Committee

Membership

The Executive Committee is chaired by the Chairman and CEO. Based on the recommendations of the Nominating and Governance Committee, the Executive Committee is also comprised of the Lead Director and each of the Chairpersons of the Board’s other standing committees.

Charter

A copy of the Executive Committee Charter can be found on our website at http://ir.woodward.com/governance.

Responsibilities

The Executive Committee exercises all the powers and authority of the Board in the management of the business when the Board is not in session, and when, in the opinion of the Chairman of the Board, a particular matter should not be postponed until the next regularly scheduled Board meeting. The Executive Committee has been delegated non-exclusive authority to declare cash dividends. The Executive Committee may not authorize certain major corporate actions such as amending the certificate of incorporation, amending the bylaws, adopting an agreement of merger or consolidation, or recommending the sale, lease, or exchange of substantially all of the assets of the Company.

Meetings

The Executive Committee held no meetings in fiscal year 2023.

Director Nomination Process

The Nominating and Governance Committee considers candidates for Board membership as recommended by directors, management, or stockholders, and uses the same criteria to evaluate all such candidate recommendations. As it deems necessary, the Nominating and Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. The Nominating and Governance Committee engaged third-party consultants in fiscal year 2023 to assist in identifying and evaluating director candidates.

The Nominating and Governance Committee recommends qualified director candidates for nomination by the Board based on the skills and characteristics that the Board seeks in its members as well as consideration of the diversity of the Board as a whole. This review includes an assessment of, among other things, a candidate’s knowledge, education, experience, diversity (including ethnicity, gender, and age), and skills in areas critical to understanding the Company and its business. The Nominating and Governance Committee seeks candidates with the highest professional and personal ethics and values, that are aligned with the philosophy and concepts as expressed in the Company’s Constitution, and who will operate in accordance with the Company’s Code of Business Conduct and Ethics. The Nominating and Governance Committee also assesses a candidate’s ability to make independent analytical inquiries, and willingness to devote adequate time to Board duties.

PROPOSAL 1: ELECTION OF DIRECTORS

Director nominees should possess the following experience, qualifications, attributes and skills:

•
An understanding of the principal operational and financial objectives, plans and strategies of the Company;
•
An understanding of the results of operations and financial condition of the Company;
•
An understanding of the relative standing of the Company in relation to its competitors; and
•
Leadership experience at the policy-making level in business, government, education or public interest.

Prospective directors should be committed to representing the long-term interests of the stockholders. A potential director must exhibit an inquisitive and objective perspective, an ability to think strategically, an ability to identify practical problems, and an ability to assess alternative courses of action that contribute to the long-term success of the business. Director candidates must have industry expertise and/or commit to understanding the Company’s industry as a basis to address strategic and operational issues of importance to the Company.

The Nominating and Governance Committee considers other relevant factors, as it deems appropriate, including the current composition of the Board and the need for expertise on various Board committees. Every effort is made to complement and supplement skills within the Board and strengthen identified areas of need. The Nominating and Governance Committee considers the ability of candidates to meet independence and other requirements of the SEC, Nasdaq, or other regulatory bodies exercising authority over the Company.

The Nominating and Governance Committee’s process for evaluating potential director candidates typically requires one or more members of the Nominating and Governance Committee, and others as appropriate (including members of management), to interview prospective nominees in person or by telephone. Upon identification of a qualified candidate, the Nominating and Governance Committee will recommend a candidate for consideration by the full Board.

Stockholder Recommendations for Directors

Stockholders wishing to suggest a candidate for Board membership should write our Corporate Secretary at 1081 Woodward Way, Fort Collins, Colorado 80524, and provide certain information to the Company as follows:

•
The stockholder’s name and contact information;
•
A statement that the writer is a stockholder of record and is proposing a candidate for consideration by the Nominating and Governance Committee;
•
The name of, and contact information for, the candidate and a statement that the candidate is willing to be considered and serve as a director, if nominated and elected;
•
A statement of the candidate’s business and educational experience;
•
Information regarding the factors described above sufficient to enable the Nominating and Governance Committee to evaluate the candidate;
•
A statement of the value that the candidate would add to the Board;
•
A statement detailing any relationship between the candidate and any of our customers, suppliers, or competitors; and
•
Detailed information about any relationship or understanding between the proposing stockholder and the candidate.

Non-Employee Director Compensation

The Board has adopted an Outside Director Compensation Policy, the current version of which is filed with the SEC in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023. This policy sets forth the types and amounts of compensation that we pay to our non-employee directors. Directors who are also Woodward employees do not receive additional compensation for their services as directors.

PROPOSAL 1: ELECTION OF DIRECTORS

There were no changes to non-employee director compensation in fiscal year 2023 as compared to fiscal year 2022. See “Changes to Non-Employee Director Compensation for Fiscal Year 2024” below for a description of changes made effective for fiscal year 2024.

Evaluation of Outside Director Compensation Policy

Pursuant to the Outside Director Compensation Policy, the Nominating and Governance Committee evaluates the market competitiveness of the Company’s director compensation program (including with input from its independent compensation consultant) on a periodic basis, which has historically been conducted every two years. The Nominating and Governance Committee performed this evaluation for fiscal year 2022, and as such did not perform the evaluation for fiscal year 2023. Effective for fiscal year 2024, the Nominating and Governance Committee has determined to perform this evaluation on an annual basis.

Cash Compensation

Non-employee directors are paid an annual cash retainer, in addition to certain annual cash retainers for any memberships and/or chair positions on various Board committees or as Lead Director. Annual, Lead Director and committee membership retainers are paid in four equal quarterly installments. Directors do not receive additional compensation for individual Board or Committee meetings attended.

The Outside Director Compensation Policy established cash compensation for non-employee directors at the following levels in fiscal year 2023:

Annual Retainer	$85,000
Additional Annual Retainer Fees
Lead Director	$25,000
Audit Committee – Chair	$23,000
Audit Committee – Non-Chair members	$13,000
Human Capital & Compensation Committee – Chair	$12,500
Human Capital & Compensation Committee – Non-Chair members	$6,500
Nominating & Governance Committee – Chair	$12,500
Nominating & Governance Committee – Non-Chair members	$6,500

Equity Compensation

Equity compensation (in the form of stock options) is awarded to non-employee directors annually, based on a “targeted delivered value”, now referred to as “grant date fair value”. Non-employee directors appointed to the Board during a fiscal year may also be eligible for an initial equity grant upon their appointment to the Board. For fiscal year 2023, in conformance with the Outside Director Compensation Policy and as approved by the Board, the grant date fair value was $140,000. The number of stock options awarded to each director is determined based on the grant date fair value, divided by the Black-Scholes value of each stock option as calculated by the Company’s then-incumbent independent compensation consultant for such awards as close to the grant date as practicable. The exercise price of the stock option awards is determined on the effective grant date and is equal to the closing price of the Company’s stock as quoted on Nasdaq on that day.

Based on the grant date fair value of $140,000 and the Black-Scholes value of each stock option as determined by the then-incumbent independent compensation consultant, the Human Capital & Compensation Committee approved the grant of 3,844 stock options to non-employee directors at an exercise price of $83.24, which was the closing price of Woodward common stock as quoted on Nasdaq on the date of grant (October 3, 2022, the first business day of the Company’s fiscal year 2023). These non-employee director stock option grants vest over four years at the rate of 25% per year.

Our 2017 Omnibus Incentive Plan and the Outside Director Compensation Policy provide that non-employee directors may not receive equity awards exceeding a grant date fair value of $300,000 in any fiscal year (or $450,000 in any fiscal year in which the director is initially appointed).

PROPOSAL 1: ELECTION OF DIRECTORS

Executive Benefit Plan

Our directors are eligible to participate in a non-qualified deferred compensation plan, the Woodward Executive Benefit Plan (“EBP”). Under the EBP, our directors are able to defer up to 100% of their earned cash compensation, including retainer fees, and any fees for participation as a committee member, committee chairman, or Lead Director.

Total Non-Employee Director Compensation for Fiscal Year 2023

The following table shows the compensation earned by non-employee members of the Board during the fiscal year ended September 30, 2023:

DIRECTOR	FEES EARNED OR PAID IN CASH($)	OPTION AWARDS($)(1)	TOTAL($)
Rajeev Bhalla	98,000	137,478	235,478
John D. Cohn	123,000	137,478	260,478
Paul Donovan(2)	32,666	137,478	170,144
Eileen P. Drake(3)	104,000	137,478	241,478
David P. Hess	98,000	137,478	235,478
Daniel G. Korte(4)	104,000	137,478	241,478
Mary L. Petrovich(2)	32,666	137,478	170,144
Mary D. Petryszyn(5)	30,500	47,048	77,548
Dr. Ronald M. Sega	98,000	137,478	235,478
Gregg C. Sengstack	108,000	137,478	245,478
Tana L. Utley(5)	30,500	47,048	77,548

(1)
These amounts represent the Black-Scholes value of the option awards as calculated by the Company under generally accepted accounting principles in accordance with Accounting Standards Codification 718. Assumptions used in calculating these amounts are included in Note 21 of Woodward’s financial statements in its Annual Report on Form 10-K for the fiscal year ended September 30, 2023 filed with the SEC on November 17, 2023.
(2)
Mr. Donovan and Ms. Petrovich retired from the Board on January 25, 2023, and the fees shown reflect payment for the portion of the year each served as a Director.
(3)
Ms. Drake deferred 75% of her total aggregate cash retainer fees in fiscal year 2023 into the EBP.
(4)
Mr. Korte deferred 18.75% of his total aggregate cash retainer fees in fiscal year 2023 into the EBP.
(5)
Ms. Petryszyn and Ms. Utley joined the Board on June 1, 2023, and the fees and option awards shown reflect compensation for the portion of the year that each served as a Director.

PROPOSAL 1: ELECTION OF DIRECTORS

Option awards outstanding as of September 30, 2023 were as follows:

DIRECTOR	OUTSTANDING OPTIONS NOT VESTED	OUTSTANDING OPTIONS VESTED	TOTAL OUTSTANDING OPTIONS
Rajeev Bhalla	6,094	750	6,844
John D. Cohn	9,544	38,100	47,644
Paul Donovan	9,544	24,200	33,744
Eileen P. Drake	9,544	21,000	30,544
David P. Hess	7,044	1,700	8,744
Daniel G. Korte	9,544	21,000	30,544
Mary L. Petrovich	9,544	40,100	49,644
Mary D. Petryszyn	1,002	—	1,002
Dr. Ronald M. Sega	9,544	38,100	47,644
Gregg C. Sengstack	9,544	40,100	49,644
Tana L. Utley	1,002	—	1,002

Changes to Non-Employee Director Compensation for Fiscal Year 2024

Effective for fiscal year 2024, and in accordance with the recommendations of the Company’s current independent compensation consultant (FW Cook), the Nominating and Governance Committee revised the Company’s Outside Director Compensation Policy to provide for certain changes to our non-employee director compensation program. The changes to the cash compensation amounts were made to keep our non-employee director compensation program aligned with the competitive median. The changes to the equity compensation program were made to align our non-employee director equity plan design with market norms and best practices. Material changes include:

•
Increases to certain additional annual cash retainers. The additional annual retainers were increased for (i) the Lead Director from $25,000 to $30,000, (ii) the Chair of the Nominating and Governance Committee from $12,500 to $15,000, and, (iii) the Chair of the Human Capital & Compensation Committee from $12,500 to $15,000.
•
Equity program.
o
Introduction of Restricted Stock Units (“RSUs”) and Equity Choice. Non-employee directors will now generally receive a right of election as to whether their annual equity grant will be comprised of (i) 100% stock options, (ii) 100% RSUs, or (iii) 50% stock options and 50% RSUs.
o
One year vesting periods. Unless otherwise prohibited by applicable tax rules, fiscal year 2024 equity awards to non-employee directors generally will vest on the first anniversary of the grant date.
o
Grant Date. For fiscal year 2024, annual equity awards to non-employee directors were granted on November 27, 2023, rather than the first business day of the Company’s fiscal year.

The Outside Director Compensation Policy filed with the SEC in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023 reflects the changes described under this caption.

EXECUTIVE OFFICERS

Information About Our Executive Officers

Set forth below is certain information concerning each of our current executive officers as of the date of this proxy statement. For additional information regarding Mr. Blankenship, see “Proposal 1 – Election of Directors” above.

NAME(1)	AGE	POSITION(S) WITH WOODWARD
Charles "Chip" P. Blankenship, Jr.	57	Chairman of the Board, Chief Executive Officer and President
William "Bill" F. Lacey	54	Chief Financial Officer
Thomas G. Cromwell	54	Chief Operating Officer
A. Christopher Fawzy	54	Corporate Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
Randall "Randy" L. Hobbs	55	President, Industrial
Terence "Terry" J. Voskuil	58	President, Aerospace
(1)
There are no family relationships between any of the executive officers listed below.

Charles “Chip” P. Blankenship, Jr: Chairman of the Board, Chief Executive Officer and President since May 9, 2022. Prior to joining Woodward, Mr. Blankenship served as the Montgomery Distinguished Professor of Practice at the University of Virginia’s School of Engineering and Applied Sciences from August 2019 through January 2022. Mr. Blankenship served as Chief Executive Officer of Arconic from January 2018 through February 2019. During Mr. Blankenship’s 24-year career with General Electric Company (“GE”), he held significant leadership roles including Chief Executive Officer of GE Appliances, a Haier Company, from June 2016 through July 2017, and President and Chief Executive Officer of GE Appliances from December 2011 through June 2016. Mr. Blankenship also served as Sr. Vice President of Haier Group from June 2016 until December 2017.

William “Bill” F. Lacey: Chief Financial Officer since May 2023. Prior to joining Woodward, Mr. Lacey served as Vice President of Finance, Books and Kindle Content at Amazon, Inc. from 2022 to 2023. Prior to joining Amazon, Mr. Lacey served as President and CEO of GE Lighting, a division of Savant Systems, Inc. (“Savant”) from 2020 to 2022, and President and CEO of GE Lighting at General Electric Company (“GE”) from 2016 to 2020, at which time GE Lighting was acquired by Savant. During his 28-year career with GE, Mr. Lacey also served as President and CFO of GE Home & Business Solution Lighting from 2011 to 2016, CFO of GE Healthcare Medical Diagnostic from 2007 to 2011, and as CFO of GE Wind Energy from 2002 to 2005.

Thomas G. Cromwell: Chief Operating Officer since February 2019. Prior to joining Woodward, Mr. Cromwell was employed at Kohler Co., Inc. for 10 years, where he served as Group President, Power from 2014 to 2019, President, Global Engines from 2012 to 2014, and President, Gasoline Engines from 2009 to 2012.

A. Christopher Fawzy: Corporate Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer since October 2009; Vice President, General Counsel, and Corporate Secretary from June 2007 through September 2009. Mr. Fawzy became the Company’s Chief Compliance Officer in August 2009. Prior to joining Woodward, Mr. Fawzy was employed by Mentor Corporation from 2001 to 2007, where he served as Vice President, General Counsel and Secretary.

Randall “Randy” L. Hobbs: President, Industrial since December 2022. Prior to joining Woodward, Mr. Hobbs was employed by General Electric Company for 33 years, most recently serving as Senior Executive Director, Rotating Parts & Compressor Airfoils from 2013 to 2022, and General Manager, Supply Chain Strategy Leader from 2011 to 2013. Prior to 2011, Mr. Hobbs held roles of increasing responsibility with GE Aviation and GE Transportation since joining GE in 1989.

Terence “Terry” J. Voskuil: President, Aerospace since October 2022; President, Aircraft Turbine Systems from February 2021 through October 2022; Sr Vice President Fuel Systems & Controls from November 2019 through January 2021; Vice President and General Manager of Fuel Systems Center of Excellence from July 2015 through November 2019; Vice President, R&D and Systems from March 2011 through June 2015. Prior to this role, Mr.

EXECUTIVE OFFICERS

Voskuil held varying engineering roles with increasing responsibility in the Aircraft Turbine Systems group since joining Woodward in 1989.

Information About Our Other Officers

NAME(1)	AGE	POSITION(S) WITH WOODWARD
Paul P. Benson	59	Corporate Vice President, Human Resources
W. John Godsman	54	Corporate Vice President, Strategy and Business Development
Matteo R. Pisciotta	51	Corporate Vice President, Global Sourcing
(1)
There are no family relationships between any of the corporate officers listed below or between any of the corporate officers listed below and the aforementioned executive officers.

Paul P. Benson: Corporate Vice President, Human Resources since September 2019. Prior to September 2019, Mr. Benson was employed at Esterline Technologies Corporation from 2014 through September 2019, where he served as Executive Vice President and Chief Human Resources Officer. Prior to 2014, Mr. Benson was employed at Hewlett Packard Enterprise Company from 2006 to 2014, most recently serving as Senior Human Resources Director, Transformation.

W. John Godsman: Corporate Vice President, Strategy and Business Development since May 2022. Prior to joining Woodward, Mr. Godsman was employed at General Electric Company from 2010 to 2022, were he served as Vice President, Global Head of Business Development from 2019 to 2022, Vice President, Business Development, GE Aviation from 2018 to 2019, and the Business Development Leader for GE Aviation from 2010-2018 and GE Transportation from 2016 to 2018.

Matteo R. Pisciotta: Corporate Vice President, Global Sourcing since August 2019. Prior to joining Woodward, Mr. Pisciotta was employed at Polaris Industries, Inc., serving as Vice President, Global Procurement and Supply Chain from 2016 through August 2019. Prior to 2016, Mr. Pisciotta was employed at Oshkosh Corporation for nine years, where he served as Vice President, Global Procurement and Supply Chain from 2009 to 2016.

PROPOSAL 2 – ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Securities Exchange Act of 1934, we are offering our stockholders an opportunity to cast an advisory vote on the compensation of our named executive officers, as disclosed in this proxy statement. In response to the advisory vote of our stockholders at our 2022 annual meeting regarding the recommended frequency of such an advisory resolution, we have presented this proposal to stockholders on an annual basis. Although the vote regarding this proposal is non-binding, we value continuing and constructive feedback from our stockholders on compensation and other important matters. The Board and the Human Capital & Compensation Committee will consider the voting results when making future compensation decisions.

As described in the “Compensation Discussion and Analysis” section of this proxy statement, we believe that our executive compensation program (1) provides a competitive total compensation program that enables us to attract, retain and motivate a high-performance executive management team, and (2) aligns the interests of the NEOs with the interests of our stockholders, by focusing on both short-term and long-term performance goals, by promoting ownership of the Company, and by linking individual performance to our fundamental financial performance. For example:

•
We encourage long-term stock ownership by our executive officers with award features, such as pro rata vesting on annual equity award tranches beginning on the first anniversary of the grant date.
•
Our annual incentive compensation plans in fiscal year 2023 were aligned to financial measures and strategic objectives for the Company, with a strong emphasis on financial measures.
•
We establish total compensation (base salary, short-term cash incentives, and long-term incentives) for each NEO that is competitive with total compensation for executives in comparable positions at companies in our compensation peer group.
•
We place a strong emphasis on variable, performance-based compensation that is designed so that the payout opportunity is directly linked to the achievement of pre-determined financial performance metrics, with upside opportunity for exceeding the pre-determined goals.
•
In light of our fiscal year 2023 financial results, we believe that the compensation awarded to our NEOs in fiscal year 2023 was aligned with our financial performance for the reasons discussed under the caption “Compensation Discussion and Analysis — Elements of Compensation — 2023 NEO Target Pay Mix.”
•
We have stock ownership guidelines that generally require our CEO to hold shares of our common stock and certain equity awards equal to 5 times annual base salary; our CFO, COO and Business Group Presidents to hold shares of our common stock equal to 3 times annual base salary; and our Corporate Vice Presidents to hold shares of our common stock equal to 2 times annual base salary, other than in special circumstances as may be determined by the Human Capital & Compensation Committee. Our stock ownership guidelines are described in more detail below under the caption “Compensation Discussion and Analysis — Stock Ownership Guidelines.”

We believe that proper administration of our executive compensation program should result in the development of a management team that improves our fundamental financial performance and provides value to the long-term interests of the Company and its stockholders. Additional information relevant to your vote can be found in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement.

For these reasons, we recommend that stockholders vote in favor of the following advisory resolution:

“RESOLVED, that the compensation paid to Woodward's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion presented in Woodward’s proxy statement for its 2023 Annual Meeting of Stockholders, is hereby APPROVED.”

PROPOSAL 2 – ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Your Board unanimously recommends that you vote “FOR” this advisory resolution.

Compensation Discussion and Analysis

Named Executive Officers

The following Compensation Discussion and Analysis (“CD&A”) provides an overview of our compensation philosophy, strategy, objectives and structure for fiscal year 2023. This section is intended to be read in conjunction with the tables that immediately follow, which provide further historical compensation information for the NEOs.

For fiscal year 2023, our NEOs were:

NAME	PRINCIPAL POSITION DURING FISCAL YEAR 2023
Charles P. Blankenship, Jr.	Chairman, Chief Executive Officer and President
William F. Lacey(1)	Chief Financial Officer
Thomas G. Cromwell	Chief Operating Officer
A. Christopher Fawzy	Corporate Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
Randall L. Hobbs(2)	President, Industrial
Mark D. Hartman(3)	Former Chief Financial Officer
Sagar A. Patel(4)	Former President, Engine Systems
Roger A. Ross(5)	Former Senior Vice President, Missiles & Space
(1)
Mr. Lacey joined the Company on May 8, 2023 as Chief Financial Officer, replacing Mr. Hartman.
(2)
Mr. Hobbs joined the Company on December 5, 2022 as President, Industrial.
(3)
Mr. Hartman departed the Company on May 8, 2023.
(4)
Mr. Patel departed the Company on October 18, 2022.
(5)
Mr. Ross departed the Company on May 26, 2023.

Executive Summary

Fiscal 2023 Business Highlights

Our strategic focus is providing energy control and optimization solutions for the aerospace and industrial markets.

The precise and efficient control of energy, including motion, fluid, combustion and electrical energy, is a growing requirement in the markets we serve, and we have developed and are executing on strategies to eliminate greenhouse gases, commercialize space, and accelerate the digital age. To facilitate a cleaner, decarbonized world, we are partnering with our customers to enable their equipment to be more efficient, capable of utilizing clean burning fuels, advancing fuel cells, and the integration of renewable power in both commercial and defense operations.

On November 17, 2023, we reported our financial results for fiscal year 2023, which included the following:

•
Net sales for fiscal year 2023 were $2.91 billion, compared to $2.38 billion in fiscal year 2022.
•
Net earnings for fiscal year 2023 were $232 million, or $3.78 per diluted share, compared to $172 million, or $2.71 per diluted share, in fiscal year 2022. Adjusted net earnings were $259 million, or $4.21 per share, compared to adjusted net earnings of $174 million, or $2.75 per share.

In fiscal 2023, the Company delivered strong results driven by robust demand across our aerospace and industrial end markets as well as improved operational performance. Our Aerospace business continued to perform well throughout the year. In the second half of the year, our Industrial business began to realize the benefits from our strategic investments in operational excellence including reduced complexity, improved productivity, and

Compensation Discussion and Analysis

increased output. These sustainable improvements supported double digit revenue growth and significant margin expansion.

Overview of Compensation Objectives

Our executive compensation program is designed to attract, retain and motivate a high-performance executive management team and to link their total compensation to Company performance and stockholder interests. We structure our executive compensation program to include performance metrics and rigorous performance goals that are aligned with our business strategy and long-term stockholder value creation.

The key elements of our executive compensation program are as follows:

Key Elements of our Executive Compensation Program
Base Salary • Fixed compensation for our NEOs • Designed to attract and retain talent, supporting a consistent, stable leadership team

Long-Term Cash Incentive Compensation

•
Performance-based, cash payout at the end of a three-year period
•
Target opportunities for our NEOs range from 25% to 50% of base salary at target level performance
•
Payouts based on our performance under two key financial related metrics (Return on Capital and Net EPS Growth), measured on a relative basis as compared to the S&P MidCap 400 Index
•
Designed to incentivize and reward NEOs to achieve multi-year strategic goals

Short-Term Incentive Compensation

(the EIP)

•
Annual, performance-based cash payment
•
The Enterprise Incentive Plan (“EIP”) target opportunities for our NEOs typically range from 65% to 115% of base salary at target level performance
•
Payouts are typically based on the achievement of specific, rigorous financial and operational/strategic performance metrics
•
Designed to drive achievement of our short-term goals

Long-Term Equity Incentive Compensation

•
Annual awards in the form of non-qualified stock options (“stock options”) and restricted stock units (“RSUs”)
•
Exercise price of stock options equal to the closing price of Company stock on the effective date of grant
•
Time-based vesting for equity awards
•
Designed to incentivize and reward NEOs to achieve multi-year strategic goals and to deliver sustained long-term value to stockholders; critical tool to attract and retain talent

In addition, the executive compensation program for NEOs includes health and welfare benefits, a non-qualified deferred compensation program, defined contribution retirement plans, severance and change in control agreements, and other ancillary benefits.

Our Executive Compensation Practices

Our executive compensation policies and practices are designed to reinforce our pay-for-performance philosophy and align with sound governance principles. The following chart highlights our fiscal year 2023 executive compensation policies and practices:

Compensation Discussion and Analysis

What We Do
✓	Significant portion of executive compensation is at-risk based on corporate and/or stock price performance
✓	Annual review and approval of our executive compensation strategy
✓	Robust peer compensation group adopted on an annual basis, and then used to evaluate the market-competitiveness of our compensation
✓	Independent compensation consultant engaged by the Human Capital & Compensation Committee
✓	All members of the Human Capital & Compensation Committee are independent directors under applicable rules
✓	Cash and equity incentives are subject to corporate and/or stock price performance
✓	Multi-year vesting periods for employee equity awards
✓	Capped short- and long-term cash incentive plans
✓	Limited and modest perquisites
✓	Annual risk assessment of our executive compensation program
✓	Clawback policy on incentive-based compensation (cash and equity)
✓	Stock ownership guidelines for executive officers and directors

What We Don’t Do
✗	No tax gross-ups for change in control related payments
✗	No hedging, pledging or short selling of Woodward stock by our directors or by any Woodward employee, including NEOs
✗	No strict benchmarking of compensation to a specific percentile of our peer group
✗	No repricing of any stock options without stockholder approval
✗	No employment contracts with any NEO

Compensation Process

Compensation Philosophy and Strategy

To promote the creation of long-term stockholder value and the achievement of Company objectives, our executive compensation philosophy is designed to:

•
attract, retain and motivate superior talent who exemplify the philosophies and values expressed in the Company’s Constitution;
•
maintain a market-based strategy that provides a competitive total compensation opportunity, without strictly benchmarking compensation to a specific percentile of our peer group;
•
align the interests of our executive officers and employees with those of our stockholders by using equity-based and other incentive compensation to motivate executive officers to achieve multi-year strategic goals and deliver sustained long-term stockholder value;
•
align compensation programs with our vision, key business strategies and financial performance drivers, while maintaining an appropriate balance between short- and long-term rewards; and

Compensation Discussion and Analysis

•
focus on pay-for-performance by ensuring that a significant portion of total compensation opportunity is variable compensation that directly ties to Company performance. Our variable compensation plans are designed so that the payout opportunity is directly linked to the achievement of challenging yet attainable pre-determined financial metrics and other objectives. Company performance significantly influences the total compensation received by our executives.

Consideration of Stockholder Say-on-Pay Vote

In January 2023, our stockholders voted on an advisory resolution regarding the compensation of our named executive officers, which was approved by 92.5% of the votes cast on the proposal (the “say-on-pay proposal”). The Human Capital & Compensation Committee determined that the favorable vote demonstrated strong stockholder support for Woodward’s overall executive compensation approach, and further determined that current practices and processes did not require any significant modifications to achieve the desired results or to address any stockholder concerns. The Human Capital & Compensation Committee will continue to consider the outcome of these advisory votes and feedback from our stockholders when evaluating future executive compensation arrangements.

Role of the Human Capital & Compensation Committee

The Human Capital & Compensation Committee annually:

•
determines our CEO’s compensation by evaluating his performance against a set of objectives through a defined process led by the Human Capital & Compensation Committee Chairperson, involving all independent Board members;
•
determines the compensation arrangements for our other executive officers;
•
reviews and reassesses our executive compensation program, including the performance of an annual risk assessment;
•
reviews and approves the plan design and performance metrics for our variable incentive plans;
•
reviews, approves and administers our equity compensation plans; and
•
approves and/or delegates approval of individual equity grants.

For additional information about the Human Capital & Compensation Committee, see “Board Meetings and Committees—Human Capital & Compensation Committee” in this proxy statement.

In making executive compensation decisions for fiscal year 2023, the Human Capital & Compensation Committee sought the assistance of its then-incumbent independent compensation consultant, Aon, as well as our CEO and our management team (except with respect to their own compensation). The Human Capital & Compensation Committee reviewed the cash and equity compensation and other compensation components for our executive officers to ensure they would be properly incentivized and rewarded for their and the Company’s performance. No employees were present during the discussion of their own compensation.

Role of Management

In order to implement compensation programs for fiscal year 2023 that align with appropriate Company performance goals and strategic direction, the Human Capital & Compensation Committee worked closely with management, including the CEO, the Corporate Vice President, Human Resources (the “CHRO”), and the Corporate Vice President, General Counsel & Corporate Secretary (the “General Counsel”). Specifically, management facilitated the alignment process by:

•
reviewing comparative benchmarking compensation data provided by Aon for our NEOs;
•
evaluating NEO performance (with the exception of our CEO);

Compensation Discussion and Analysis

•
making recommendations to the Human Capital & Compensation Committee regarding variable incentive plan design and performance metrics that consider the Company’s objectives and strategy; and
•
making recommendations to the Human Capital & Compensation Committee regarding all elements of compensation of the NEOs (with the exception of the CEO).

All decisions regarding executive compensation are ultimately made by the Human Capital & Compensation Committee.

Management provided further input on executive compensation structure, background information regarding our strategic objectives, performance assessment process and data, potential promotions, talent management and succession planning, and compensation associated with promotions.

At the request of the Human Capital & Compensation Committee, the CEO, CHRO and General Counsel regularly attend Human Capital & Compensation Committee meetings. The Human Capital & Compensation Committee also meets as needed without any members of management present.

Role of the Compensation Consultant

The Human Capital & Compensation Committee Changed Compensation Consultants During Fiscal Year 2023

Aon served as the compensation consultant through February 2023. As the then-incumbent compensation consultant, Aon reviewed and advised on all principal aspects of the Company’s executive compensation program for fiscal year 2023, including the specific compensation recommendations for then executive officers. In February 2023, the Committee appointed FW Cook as its compensation consultant, replacing Aon in such capacity. FW Cook reviewed and advised on the executive compensation program after its appointment as compensation consultant.

Services Provided by the Compensation Consultant to the Human Capital & Compensation Committee

The Human Capital & Compensation Committee recognizes the value in procuring independent, objective expertise and counsel in connection with fulfilling its duties, and pursuant to its charter, the Human Capital & Compensation Committee has the authority to select and retain independent advisors and counsel to assist it with carrying out its duties and responsibilities. For fiscal year 2023, the Human Capital & Compensation Committee engaged Aon to review our executive compensation policies and practices.

The Committee believes that Aon had a well-developed understanding of our business, and was well positioned to provide objective guidance on our fiscal year 2023 compensation and incentive plans that were aligned with and reinforced our strategies and goals.

Since its appointment, FW Cook has contributed numerous impactful and substantive modifications to the Company’s executive compensation program, particularly with respect to the redesign of the Company’s LTI Plan as of fiscal year 2024.

Services Provided to Management

In addition to the services Aon provided to the Human Capital & Compensation Committee on executive compensation matters for fiscal year 2023, management continues to utilize Aon as one of our global compensation and benefits consultants. Aon provides total compensation data for the Company’s key leadership group, and consults on our various health, welfare and retirement plans. Management also utilizes Aon’s benefits index and compensation and benefits survey data to benchmark compensation and benefits for the Company’s non-executives. The decision to engage Aon for advice and services not related to executive compensation was made by management.

FW Cook does not advise management and receives no compensation from the Company for services other than those provided to the Human Capital & Compensation Committee and the Nominating and Governance Committee (for which it provides guidance on non-employee director compensation).

Compensation Discussion and Analysis

Fees Paid to Aon

For fiscal year 2023, the Company paid Aon $162,147 for advice and services provided to the Human Capital & Compensation Committee and the Company. Of this amount, $71,102 was paid as a result of the work Aon performed for the Human Capital & Compensation Committee related to executive compensation advice and services and $91,045 was paid as a result of the work Aon performed for management that was not related to executive compensation.

Compensation Consultant Independence

The Human Capital & Compensation Committee annually reviews the objectivity and independence of the advice provided by its compensation consultant on executive compensation matters. The Human Capital & Compensation Committee has evaluated the engagements of both Aon and FW Cook, and based on the six factors for assessing independence and identifying potential conflicts of interest that are set forth in Rule 10C-1(b)(4) of the Exchange Act of 1934 (the “Exchange Act”) and Rule 5605(d)(3)(D) of the Nasdaq listing rules, and such other factors as were deemed relevant under the circumstances, has determined that its relationship with Aon and FW Cook, and the work of Aon and FW Cook on behalf of the Human Capital & Compensation Committee, did not raise any conflict of interest, and that Aon was independent and FW Cook is independent.

Competitive Market-Based Compensation Approach

Our executive compensation program is benchmarked to be competitive with our compensation peer group. On an annual basis, companies in our compensation peer group are reviewed, changed if appropriate, and approved by the Human Capital & Compensation Committee. The companies included in our compensation peer group are selected based on a combination of multiple comparative factors, as summarized below.

Competitors for Business and/or Employee/ Executive Talent; Similar Markets Served	Similar in Size to Woodward
•
Industrial companies in the following sub-industries to align with competitors for business and executive / employee talent: Industrial Machinery, Aerospace and Defense, and Electrical Components or Equipment
•
To align with Woodward’s business focus, companies that primarily serve Aerospace and Defense, Industrial, and/or Energy markets
•
Companies with global operations to align with Woodward’s profile

•
Primary Metric: Companies with revenues equal to 0.4x to 2.5x Woodward’s revenues
•
Secondary Metrics: Companies with operating income equal to 0.3x to 3.0x Woodward’s, and market capitalizations equal to 0.4x to 4.0x Woodward’s, noting that the range is wider than the revenue range due to increased volatility in these metrics

Based on its annual review, the Human Capital & Compensation Committee determined it was appropriate to make changes to the companies comprising the compensation peer group for fiscal year 2023 pay and performance comparisons. Specifically, Ametek, Inc. was removed because it no longer fit within the operating income and market capitalization ranges used by the Human Capital & Compensation Committee to select peer group companies. Howmet Aerospace, Inc. was added because it is an aerospace and defense company that fits within the financial ranges used to identity other peer companies and has a global presence. The companies

Compensation Discussion and Analysis

comprising the fiscal year 2023 compensation peer group are summarized below. Woodward’s revenues at the time of approval of this peer group were positioned around the competitive 36thth percentile of the peer group.

FISCAL YEAR 2023 COMPENSATION PEER GROUP
Aerojet Rocketdyne Holdings	Graco Inc.	Kennametal Inc.
Barnes Group Inc.	Hexcel Corporation	Moog Inc.
Crane Co.	Howmet Aerospace, Inc.	Nordson Corporation
Curtiss-Wright Corporation	Hubbell Inc.	Sensata Technologies Holding plc
Donaldson Company, Inc.	IDEX Corporation	Teledyne Technologies, Inc.
Flowserve Corp.	ITT Inc.	The Timken Company

Use of Comparative Market Data

Our executive compensation program is designed to provide total compensation opportunities that are competitive with the compensation offerings in our compensation peer group. The use of comparative market information as a reference point is an important element of our compensation determination process, including specifically using external market data to identify market compensation trends, provide a frame of reference for how comparable companies set compensation opportunities, and compare the nature and scope of the individual’s role at Woodward to similarly positioned executives at companies in the compensation peer group. The Human Capital & Compensation Committee considers quantitative comparative data from our compensation peer group in determining each element of compensation for each NEO. As an additional market reference point, the Human Capital & Compensation Committee also reviews national, general industry survey data scoped based on each NEO’s functional role and revenue responsibility. All comparative market data that the Human Capital & Compensation Committee considered was provided by Aon based on commercial data sources.

While the compensation consultant presents the Human Capital & Compensation Committee with specific percentile pay data as a reference point, we do not target any percentile or percentile range as a specific objective for the compensation we pay. Rather, our compensation decisions are based on the full consideration of all of the above-mentioned elements.

In addition to comparative data, the Human Capital & Compensation Committee also considers other qualitative factors in its compensation determination process. Such factors are considered holistically and include:

•
our compensation philosophy, which provides guiding principles and broad direction;
•
the executive’s performance, knowledge, skills, abilities, potential, and significant contributions to the Company and impact to shareholder value;
•
internal equity; and
•
the cumulative impact of our retention efforts over the course of the individual’s career.

Elements of Compensation

Fiscal 2023 NEO Target Pay Mix

Our executive compensation program focuses on pay-for-performance, and a significant portion of our executive compensation is variable and at-risk. The Human Capital & Compensation Committee uses its discretion in determining the appropriate mix of fixed and variable compensation for each NEO. The balance between each element of compensation may change from year-to-year based on corporate strategy and objectives, business conditions, and other considerations.

For fiscal year 2023, our currently employed NEOs had the following target pay mix, which reflects our pay-for-performance philosophy:

Compensation Discussion and Analysis

Base Salary

Base salary is the only fixed component of our NEOs’ total compensation and provides stable, competitive pay to attract, motivate and retain our NEOs. Base salaries typically reflect each NEO’s experience, skills, knowledge and responsibilities, although comparative market data also plays a role in setting base salary levels. We do not apply specific formulas to determine salary changes. Instead, the salaries of our NEOs are reviewed on an annual basis by the Human Capital & Compensation Committee based on our compensation philosophy and strategy. Salary changes for our NEOs are typically approved by the Human Capital & Compensation Committee in September and generally take effect in January each year.

Short-Term Incentive Compensation

Effective for fiscal year 2023, the Human Capital & Compensation Committee redesigned the Company’s broad-based short-term incentive program (previously known as the “Woodward Variable Incentive Plan” or “WVIP”) to more closely link pay with performance for employees at all levels across the enterprise based on work that each individual engages in on a day-to-day basis. The redesigned short-term incentive program consists of two plans: (i) the Operational Incentive Plan (the “OIP”), over which the Board has delegated oversight authority to the Company’s management, and (ii) the Enterprise Incentive Plan (the “EIP”), over which the Human Capital & Compensation Committee retains oversight authority consistent with its previous oversight of the WVIP. All our executive officers participate in the EIP only, and as such the following discussion is focused solely on the EIP.

A key objective of our compensation philosophy is to tie a significant portion of each NEO’s compensation to our performance. To support this objective, we typically provide annual performance-based cash incentive opportunities to our NEOs and all other EIP participants. This compensation is typically earned based on our performance against specified performance metrics and rigorous targets that are established by the Human Capital & Compensation Committee at the beginning of the fiscal year. The performance metrics are designed to appropriately motivate performance in key areas of the business that are critical to the Company’s long-term strategy and stockholder value creation (including operational excellence), to align pay and performance, and to enhance visibility for participants.

Overarching Net Earnings Goal

For fiscal year 2023, the Human Capital & Compensation Committee renewed the overarching annual performance incentive plan, which continues to specify performance goals related to net earnings. Specifically, for fiscal year 2023, actual Company achievement of the overarching performance goal of net earnings determined each NEO’s maximum possible EIP incentive payout up to a maximum EIP payout of 1.25% of net earnings for Mr. Blankenship,

Compensation Discussion and Analysis

0.5% of net earnings for Messrs. Hartman, Cromwell and Hobbs, and 0.33% of net earnings for Messrs. Fawzy, Patel and Ross. Setting maximum EIP incentive payouts in this manner motivates achievement of net earnings, which strongly ties to stockholder value creation. Mr. Lacey joined the Company approximately two-thirds of the way through the fiscal year, and as such the Company did not establish, nor was there a need to establish, a maximum possible EIP incentive payout for fiscal year 2023.

Fiscal Year 2023 EIP Performance Metrics, Targets and Actual Performance

The EIP performance metrics and targets reflect rigorous targets focused on key business success factors that drive performance and challenge our management to achieve higher financial and operational performance at the enterprise level. For the fiscal year 2023 EIP target payout mix, 80% was based on Woodward financial performance and 20% was based on Company achievement of key strategic objectives.

The specific EIP performance metrics and targets approved by the Human Capital & Compensation Committee for fiscal year 2023 are outlined below, including their (i) relative weighting, (ii) threshold, target and maximum performance levels, and (iii) actual performance. The performance metrics were established so as to set challenging yet attainable targets. These metrics and targets were applicable to all EIP participants, including the NEOs.

SPECIFIC PERFORMANCE METRIC	WEIGHTING(%)	THRESHOLD	TARGET	MAXIMUM	ACTUAL
Woodward Adjusted Earnings Per Share($)	40	$2.80	$3.50	$3.85	$4.21
Woodward Adjusted Free Cash Flow($)	40	$150M	$225M	$275M	$238M
Strategic Measure - Safety(1)	10	90%	100%	—	100%
Strategic Measure - D&I(1)	10	90%	95%	100%	98.90%
1)
See explanation under Strategic Metrics, below.

How Performance is Measured

Financial Metrics

For purposes of the EIP performance metrics for fiscal year 2023, “Adjusted EPS” and “Adjusted Free Cash Flow” mean, respectively, (i) the Company’s reported diluted earnings per share, and (ii) the Company’s reported cash from operations, less capital expenditures, and in each case (i) and (ii) calculated without consideration to unusual income, expenses, gains, losses or other impacts totaling in excess of 2% of the Company’s net earnings for the fiscal year, including but not limited to any such items that are related to or associated with any:

a)
acquisitions or divestitures;
b)
reorganization or restructuring activities;
c)
litigation or claim judgments or settlements;
d)
impact of any changes in or assumptions related to tax or other statutes, regulations or other applicable laws or accounting principles, and in each case, that were not previously contemplated;
e)
foreign exchange fluctuations;
f)
asset write-downs; or
g)
other significant elements or items as provided in Section 11.2 of the Woodward 2017 Omnibus Incentive Plan.

Strategic Metrics

Safety of our members is a top priority for the Company. To incentivize enhanced safety practices, a Safety metric was included in the fiscal year 2023 EIP. Performance under the Safety metric was measured based on the aggregate number “find-it fix-it” observations made by members compared to a target number.

Compensation Discussion and Analysis

Promoting and strengthening diversity, inclusion and belonging at Woodward is a cornerstone of the Company’s human capital management strategy. To promote a culture that reflects those values, a D&I metric was included in the fiscal year 2023 EIP. Performance under the D&I metric was measured based on the participation rate of EIP participants in certain D&I training programs.

Negative Discretion

As a percentage of target, the EIP payout, based on the above performance metrics, was 166%. However, the Human Capital & Compensation Committee retained discretion at the end of the performance period to modify the amount of any EIP payout to be made under the plan, but not above the maximum EIP incentives available based on achievement of the overarching net earnings goal. For fiscal year 2023, in an effort to better reflect the philosophy and intent of the Company’s short-term incentive program, management recommended that the Human Capital & Compensation Committee exercise negative discretion for the EIP. The Human Capital & Compensation Committee approved management’s recommendation and exercised negative discretion to the EIP, which resulted in a payout equal to 148% of target.

Fiscal Year 2023 Compensation Under the EIP

The following table reflects each NEO’s target fiscal year 2023 EIP payout after the application of negative discretion, both as a percentage of base salary and in total dollars, as well the actual payout received.

NEO	TARGET AS A % OF BASE SALARY(1)	TARGET AMOUNT ($)	ACTUAL PAYOUT AS A % OF BASE SALARY	ACTUAL PAYOUT ($)
Charles P. Blankenship	115	1,265,000	170	1,872,200
William F. Lacey(2)	75	143,870	111	212,928
Thomas G. Cromwell	75	487,136	111	720,962
A. Christopher Fawzy	65	329,552	96	487,738
Randall L. Hobbs(2)	75	337,067	111	498,860
Mark D. Hartman	70	225,212	102	327,809
Sagar A. Patel	65	29,480	96	43,630
Roger A. Ross	65	146,131	83	197,876
1)
For purposes of the EIP, “base salary” means eligible base wages earned during the applicable year.
2)
Messrs. Lacey and Hobbs began their employment with the Company at different times during the fiscal year. On an annualized basis, Mr. Lacey’s target EIP payout for fiscal year 2023 would have been $393,750, and Mr. Hobbs’ target EIP payout for fiscal year 2023 would have been $427,500.

Long-Term Incentive Compensation

Our Long-Term Incentive Compensation Plan (the “LTI Plan”) for fiscal year 2023 consisted of two elements:

•
long-term equity compensation in the form of stock options and RSUs; and
•
long-term cash compensation (“Cash LTI”).

We continuously evaluate our long-term incentive compensation philosophy and practices. Historically, we utilized stock options as the sole equity component of the LTI Plan. For fiscal year 2023, we determined to also award RSUs based on prevalent market practices. All employees who received the annual equity award for fiscal year 2023 received an award comprised of both stock options and RSUs.

The Human Capital & Compensation Committee has determined that these equity award forms are more appropriate for our NEOs due to their performance orientation and alignment with stockholder interests, as measured by stock price and financial performance, over the long-run. These equity grants, together with the Cash LTI plan, incent long-term financial performance that supports the achievement of key strategic goals and growth in the Company’s stock price.

Compensation Discussion and Analysis

Long-Term Equity Compensation

Our equity compensation program focuses the efforts of our NEOs and other executive officers on the achievement of long-term objectives and performance, and aligns the interests of our executive officers with those of our stockholders. Additionally, equity awards are an important tool to motivate and retain our executive officers.

The grant date fair value of the fiscal year 2023 annual equity award for all NEOs who received such an award was weighted at 80% stock options and 20% RSUs. Stock options are aligned with stockholder interests because the participant does not benefit from the award unless there is shareholder value creation (i.e., an increase in the stock price) after the date of grant. The value of the RSU awards is directly tied to the performance of the Company's stock price, which aligns the interests of participants with the long-term success of the Company.

The Human Capital & Compensation Committee, in consultation with our CEO (other than with respect to himself) and our compensation consultant, approves a grant date fair value for the equity compensation awards for each NEO, taking into account a number of factors as described in “Use of Comparative Market Data” above. Management then calculates the number of stock options granted to each participant using a Black-Scholes value that was calculated by Aon as of market close two business days prior to the grant date. The exercise price of the stock option awards is equal to the closing price as quoted on Nasdaq on the grant date.

For fiscal year 2023, the stock options and RSUs granted to Messrs. Blankenship, Cromwell, Fawzy, Hartman, Patel and Ross under our regular annual equity compensation program will vest over four years at the rate of 25% per year. The stock options had an exercise price of $83.24.

Mr. Hobbs joined the Company on December 5, 2022, and Mr. Lacey joined the Company on May 8, 2023, and as such neither received an equity grant under our regular annual equity compensation program. Upon their respective hires, Mr. Hobbs and Mr. Lacey received equity grants comprised of both stock options and RSUs, in addition to other sign-on incentives, as detailed below in “Mr. Hobbs’ Compensation” and “Mr. Lacey’s Compensation”, respectively.

The equity awards granted to our NEOs under our regular annual equity compensation program in fiscal year 2023 were as follows:

NAME	NUMBER OF OPTIONS(#)	NUMBER OF RSUs(#)	GRANT DATE FAIR VALUE($)
Charles P. Blankenship, Jr.	95,288	10,423	4,034,311
William F. Lacey(1)	—	—	—
Thomas G. Cromwell	31,181	3,411	1,320,168
A. Christopher Fawzy	13,555	1,483	573,918
Randall L. Hobbs(1)	—	—	—
Mark D. Hartman	18,091	1,979	765,949
Sagar A. Patel	12,134	1,327	513,708
Roger A. Ross	12,343	1,350	522,568
1)
As noted above, Messrs. Lacey and Hobbs joined the Company after the beginning of our fiscal year 2023, and as such did not receive an equity grant under our regular annual equity compensation program.

Long-Term Cash Compensation

To balance long-term incentives based on share price growth and to drive financial performance, we also granted cash awards under the Cash LTI plan that are based on our financial performance relative to the S&P MidCap 400 Index over a three-year period. By measuring these performance metrics on a relative basis, the metrics mitigate the impact of macroeconomic factors, both positive and negative, that affect the industry and/or financial performance and that are beyond the control of management, and thus provide rewards that are more directly aligned with performance through different economic cycles.

Cash LTI Metrics

Compensation Discussion and Analysis

The Cash LTI plan is based on two key financial metrics, each of which is measured relative to the companies comprising the S&P MidCap 400 Index:

Cash LTI Metric	WEIGHTING	How is it Calculated?	Why is it Included?
Return on Capital	50%	Net income, adjusted for accounting changes and after-tax interest expense, divided by the sum of total debt, stockholder’s equity, and any non-controlling interest.

Return on Capital is a return measure that focuses management’s attention on allocating capital efficiently to generate a return in excess of the cost of capital, relative to other companies’ abilities to do the same.

Net EPS Growth	50%	Net income, adjusted for accounting changes, if any, divided by fully diluted common shares outstanding. Is compared to a baseline EPS to calculate the growth in diluted EPS during such cycle.

Net EPS Growth is an indicator of profitability, revenue generation and expense control that is aligned with our share price. Net EPS Growth shows management’s ability to grow the business profitably and sustainably. Relative Net EPS Growth shows management’s specific contribution, not just broader market effects (i.e., growing EPS faster or slower than the companies in the index).

How Performance is Measured

The Human Capital & Compensation Committee has approved a relative measurement methodology that compares our performance to the companies in the S&P MidCap 400 Index. We believe that, for the Cash LTI, the S&P MidCap 400 Index relative measure methodology is an appropriate comparison of our performance against a larger and broader population of companies, which is representative of investment options available to the market.

Performance Period

The Human Capital & Compensation Committee generally established the Cash LTI award metrics for a three-year performance cycle prior to the beginning of the first fiscal year of the performance cycle.

Cash LTI Targets and Performance Levels

The Human Capital & Compensation Committee established target Cash LTI payouts for each NEO that are articulated as a percentage of the NEO’s base salary during the first year of the three-year performance cycle. These targets were set at levels that reflect the Human Capital & Compensation Committee’s desired to establish a meaningful incentive linked to the longer-term financial performance of the Company that fits within our overall compensation philosophy and strategy. Each NEO’s fiscal year 2021-2023 target Cash LTI payout is set forth below in “Fiscal 2021-2023 Cash LTI Payout for our NEOs”.

The Cash LTI performance metrics and corresponding payouts are based on our ranking within the S&P MidCap 400 Index for all performance cycles that are currently outstanding, and are as follows:

PERFORMANCE	PAYOUT
At 50th percentile	50% of target
At 60th percentile	100% of target
At 75th percentile	200% of target

Compensation Discussion and Analysis

The above payout formula applies to each of the two performance measures, which are weighted equally and measured independently from the other. If performance is below the 50th percentile, no award will be earned or paid as it relates to that performance measure. Award amounts are interpolated for performance results between the above percentiles. Performance at the 60th percentile is necessary to earn a payout of 100% of target as it relates to that measure. The maximum award that can be earned for performance at or above the 75th percentile is 200% of target as it relates to that measure.

Our Performance During the Fiscal 2021-2023 Cycle

Payouts for the fiscal year 2021-2023 cycle were based on the following performance levels:

METRIC	WEIGHTING (%)	COMPANY PERFORMANCE	ACTUAL PAYOUT AS A % OF TARGET
Return on Capital	50	49.8th Percentile	0
Growth in Earnings per Share	50	33.3rd Percentile	0
Total			0

Fiscal 2021-2023 Cash LTI Payout for our NEOs

As reflected in the table above, the Company’s performance against each Cash LTI performance metric for the fiscal year 2021-2023 cycle was below the threshold level of performance, and no Cash LTI payouts were paid to any Cash LTI participant for such cycle. We believe this result demonstrates the rigor of our goal-setting and the strong pay-for-performance alignment of the Cash LTI.

For the fiscal year 2021-2023 Cash LTI cycle, targets and actual payouts are detailed in the following table:

NEO	TARGET CASH LTI AWARD AS % OF 2021 BASE SALARY	ACTUAL AWARD AS % OF 2021 BASE SALARY	TARGET AMOUNT ($)	ACTUAL AWARD ($)
Charles P. Blankenship, Jr.	50	0	183,333	0
William F. Lacey(1)	—	—	—	—
Thomas G. Cromwell	40	0	236,800	0
A. Christopher Fawzy	25	0	115,250	0
Randall L. Hobbs(1)	—	—	—	—
Mark D. Hartman(2)	20	0	98,222	0
Sagar A. Patel(2)	31.67	0	105,490	0
Roger A. Ross(3)	23.00	0	117,577	0
(1)
Messrs. Lacey and Hobbs did not participate in the 2021-2023 Cash LTI cycle, because their respective employment with the Company began after the first day of the last fiscal year of the performance period (participants must be employed on the first day of the fiscal year to be eligible).
(2)
The target Cash LTI award as a % of 2021 base salary for Messrs. Hartman and Patel reflect a blended average, as they experienced changes to their respective target Cash LTI award percentages during the performance cycle.
(3)
Mr. Ross did not participate in the first year of the 2021-2023 cycle because his employment with the Company began following the commencement of the performance cycle.

Changes to Long-Term Incentive Compensation Program for Fiscal Year 2024

The Human Capital & Compensation Committee engaged in a comprehensive review of the Company’s LTI plan over the past year and determined to redesign the plan effective as of fiscal year 2024. The Human Capital & Compensation Committee specifically considered the following: the Company’s need to attract and retain talent; the alignment between the LTI plan and the Company’s long-term objectives; governance factors; alignment with stockholders; market data; and perspectives of key stakeholders. The fiscal year 2024 LTI plan design is intended to

Compensation Discussion and Analysis

enhance the plan’s pay-for-performance based structure. FW Cook provided significant input and guidance on the plan design.

With respect to the Company's NEOs, specific design elements effective for the fiscal year 2024 LTI plan include:

•
The 2024 LTI award is comprised of two equal parts:
o
50% time-based equity that generally vests subject to continued service to the Company; and
o
50% performance-based equity that vests based on the achievement of goals for total shareholder return (“TSR”) and generally vests subject to continued service to the Company (see below for more detail)
•
Time-based equity (applies to all employee participants)
o
NEOs and all other employees who receive an annual equity award had the opportunity to elect on an annual basis whether their annual time-based equity grant will be comprised of (i) 100% stock options, (ii) 100% RSUs, or (iii) 50% stock options and 50% RSUs
o
Stock options will vest over a period of four years from the grant date at the rate of 25% per year, generally subject to continued service to the Company (no change from prior year)
o
RSUs will now vest over a period of three years from the grant date at the rate of 33.33% per year, generally subject to continued service to the Company
•
Performance-based equity, which will replace the Cash LTI program, will be awarded in the form of performance share units ("PSUs"), with performance measured over a three-year period based on the achievement of TSR relative to the companies in the S&P MidCap 400 Index
•
In the event of a change in control, all equity award agreements now provide for accelerated vesting only upon a qualifying termination within a specified time period relative to the change in control (i.e., a "double trigger")

Mr. Blankenship's Compensation

On May 2, 2023, the Human Capital and Compensation Committee extended, for an additional 12-month period, the relocation benefits previously approved for Mr. Blankenship. Effective upon Mr. Blankenship’s appointment as CEO on May 9, 2022, and in order to accommodate a transition period for Mr. Blankenship and his family to relocate to the Fort Collins, Colorado area, the Human Capital and Compensation Committee previously authorized certain limited relocation benefits to Mr. Blankenship, which included the reimbursement of his commute between his current state of residence and Fort Collins, Colorado, as well as temporary housing, in each case for up to 12 months from his employment start date (the “Relocation Benefits”). To enable Mr. Blankenship to remain focused on his responsibilities to the Company, without increased distraction associated with a relocation process that has been delayed due to circumstances beyond Mr. Blankenship’s control, the Human Capital and Compensation Committee authorized an extension of the Relocation Benefits, which will now expire on May 9, 2024.

Mr. Lacey’s Compensation

Compensation Determination Process

In determining Mr. Lacey’s total target full fiscal year 2023 compensation (including all elements of his compensation and the sign-on incentives provided to him upon his hire), the Human Capital & Compensation Committee evaluated market data for peer company CFOs.

Long-Term Incentive Compensation

Pursuant to the terms of Mr. Lacey’s offer letter, his total annual target compensation under the LTI Plan for fiscal year 2024 is $1,200,000, granted in the same form and mix as other officers.

Compensation Discussion and Analysis

Mr. Lacey was not entitled to any amounts under the fiscal year 2021-2023 Cash LTI cycle because his employment with the Company began after the first day of the last fiscal year of the performance period (participants must be employed on the first day of the fiscal year to be eligible). Mr. Lacey will participate in the PSU Plan beginning in fiscal year 2024.

Sign-On Incentives

Mr. Lacey received, as sign-on incentives, a one-time $400,000 cash payment (which he would be obligated to reimburse if he voluntarily resigns from the Company within two years of his employment start date), as well as a one-time equity sign-on incentive. In determining the value and form of the sign-on incentive awards, the Human Capital & Compensation Committee considered factors including Mr. Lacey’s historical compensation arrangements, market practice, and retention objectives. The equity sign-on incentive award consisted of a one-time equity grant representing a grant date fair value of $1,200,000, comprised of $720,000 in RSUs and $480,000 of grant date fair value in stock options. Specifically, Mr. Lacey received on August 21, 2023 5,768 RSUs, all of which will cliff vest three years from the grant date, and 8,293 stock options with an exercise price equal to $124.82, the closing price of the Company’s stock as quoted on Nasdaq on such date. All the stock options will vest over four years at the rate of 25% per year.

Executive Development Program

Prior to joining the Company, Mr. Lacey had completed the first year of a two-year executive development program targeted at executive level persons of color to succeed in the C-Suite. Mr. Lacey’s previous employer funded the first year of the program. In July 2023, the Compensation Committee authorized the Company to contribute $75,000 to partially cover the fees for the second year of the program. Such amount was paid directly to the training organization.

Mr. Hobbs’ Compensation

Compensation Determination Process

In determining Mr. Hobbs’ total target full fiscal year 2023 compensation (including all elements of his compensation and the sign-on incentives provided to him upon his hire), the Human Capital & Compensation Committee evaluated information and input provided by Aon, Mr. Hobbs’ compensation arrangements at his previous employer, and market data for positions of similar responsibility at similarly sized manufacturing organizations.

Long-Term Incentive Compensation

Pursuant to the terms of Mr. Hobbs’ offer letter, his total annual target long-term incentive compensation for fiscal year 2023 was $710,000. This amount was delivered to Mr. Hobbs under the LTI Plan through an equity grant on his employment start date, with a grant date fair value of $710,000 (such grant, the “Hobbs FY23 Annual LTI Equivalent Award”). The Hobbs FY23 Annual LTI Equivalent Award was comprised of $276,080 in RSUs and $433,920 in stock options. Specifically, Mr. Hobbs received 10,181 stock options on December 5, 2022, with an exercise price equal to $96.30, the closing price of the Company’s stock as quoted on Nasdaq on such date, and 2,867 RSUs. All equity awards in the Hobbs FY23 Annual LTI Equivalent Award have a vesting schedule over four years at the rate of 25% per year.

Mr. Hobbs was not entitled to any amounts under the fiscal year 2021-2023 Cash LTI cycle because his employment with the Company began after the first day of the last fiscal year of the performance period (participants must be employed on the first day of the fiscal year to be eligible).

Sign-On Incentives

In determining the sign-on incentives for Mr. Hobbs, the Compensation Committee considered that Mr. Hobbs would forfeit significant compensation amounts upon a voluntary separation from his previous employer, including pension benefits and cash incentive benefits. As an inducement for Mr. Hobbs to accept the position, the Compensation Committee authorized certain compensation designed to replace the value that Mr. Hobbs would

Compensation Discussion and Analysis

(and subsequently did) forfeit by departing his previous employer (the “Hobbs Pension Replacement Compensation”). The Hobbs Pension Replacement Compensation was comprised of:

•
a time-vested award of 36,345 RSUs on his employment start date, with a grant date fair value of $3,500,000 (the “Hobbs Pension Replacement RSU Award”), with the vesting of such RSUs to be at 50% at the end of three years and 50% at the end of four years;
•
a cash contribution by the Company in the amount of $2,500,000 on behalf of Mr. Hobbs into the Executive Benefit Plan on his employment start date (the “Hobbs Pension Replacement EBP Contribution”), with vesting to be 100% at the end of four years, and with Mr. Hobbs having full investment authority and related appreciation benefits or depreciation risk; and
•
a cash award paid directly to Mr. Hobbs in the amount of $700,000, less applicable withholdings, upon his employment start date, which Mr. Hobbs would be required to repay if he voluntarily separates his employment with the Company within two years of hire.

Moreover, if Mr. Hobbs’ previous employer had terminated his employment (other than for cause), Mr. Hobbs would not have forfeited his pension benefits. To more effectively incentivize Mr. Hobbs to join the Company, the Hobbs Pension Replacement Compensation similarly provides that if the Company terminates Mr. Hobbs’ employment (other than for “Cause”, as such term is defined in Mr. Hobbs’ officer Severance and Change in Control Agreement) prior to the vesting of the Hobbs Pension Replacement RSU Award and the Hobbs Pension Replacement EBP Contribution, then such award and contribution would immediately vest upon such termination.

Mr. Hobbs also received a sign-on award of 5,192 RSUs on his employment start date, with a grant date fair value of $500,000 (the “Hobbs Sign-On RSU Award”), all of which will vest on the third anniversary of the grant date. The Compensation Committee determined that the Hobbs Sign-On RSU Award was customary in our industries for this type of hire and that it was consistent with Company’s recent sign-on equity grant practices for key senior leaders.

Other Compensation Programs

The NEOs are eligible to participate in health, welfare, and retirement benefits on the same basis as all of our U.S. employee membership. These benefits include a group health insurance program; life insurance, inclusive of employee life, additional buy-up employee life, optional spouse life, and optional child life; Accidental Death & Dismemberment insurance; Short-Term Disability; Long-Term Disability; a 401(k) retirement savings plan (the “Woodward Retirement Savings Plan”), inclusive of employee contributions and Company contributions (100% match on the first 3% of employee contributions, 50% on the next 3% of employee contributions, maxing at 4.5%); Woodward Stock Plan (annual Woodward contribution of 5% of eligible wages); and Retirement Income Plan (Company contribution of 1.5% of eligible wages, and 0.1% for each year of additional service). The Retirement Income Plan was closed to new participants as of September 30, 2003, with prior participants grandfathered.

Our NEOs are also eligible to participate in a non-qualified deferred compensation plan (the “Executive Benefit Plan” or the “EBP”). The EBP is also available to other key members of management and to members of the Board. Employee participants are able to defer up to 50% of base salary, and up to 100% of any cash incentive (EIP and/or Cash LTI) payments.

All of our tax-qualified plans are subject to applicable limitations set by the Internal Revenue Service (“IRS”). Supplemental contributions to the EBP (as more fully described below) are made for the Woodward Retirement Savings Plan, the Woodward Stock Plan, and the grandfathered Retirement Income Plan and are solely to restore for IRS limitations.

The benefits described in this section are paid to remain competitive in the marketplace. Amounts relating to certain of these benefits may be found in the “All Other Compensation” column of the Summary Compensation Table.

Post-Employment Compensation and Employment Contracts

The Company’s NEOs are not employed under general employment contracts and are employees at-will.

Compensation Discussion and Analysis

We have entered into severance and change in control agreements with each of the NEOs. The agreements provide for severance benefits in the event of a qualifying termination, whether within or outside a change in control period, although the benefits are different in each circumstance as more fully reflected below under the caption “Executive Compensation — Potential Payments Upon Termination or Change in Control”.

The severance benefits are intended to ease the consequences of a qualifying termination of employment. These benefits are also designed to prevent our senior executives from seeking employment with our competitors or elsewhere after a qualifying termination or from soliciting our employees or customers during a period after a qualifying termination.

The benefits applicable during a change in control period are designed to help align actions and behaviors with, and in the best interests of, our stockholders in the event of a proposed or actual change in control transaction, to retain these executives through a change in control transaction and to enable them to remain focused on running the business to ensure a smooth transition. The change in control benefits are designed to preserve productivity, avoid disruption, and prevent attrition in the event we are involved in a change in control transaction.

The benefits applicable during a change in control period also motivate executives to pursue transactions that are in our stockholders’ best interests notwithstanding the potential negative impact of the transaction on their future employment. While cognizant of their terms, the Human Capital & Compensation Committee does not view the severance and change in control agreements as an element of current compensation, and such arrangements do not necessarily affect the Human Capital & Compensation Committee’s annual compensation decisions.

For a further description of the severance and change in control agreements, see the information under the caption “Executive Compensation — Potential Payments Upon Termination or Change in Control”.

Impact of Accounting and Tax Issues on Executive Compensation

In establishing our compensation program, we consider the overall expense arising from aggregate executive compensation levels and awards and the components of our pay programs. Further, as one of the factors in our evaluation of our compensation program, we have considered the anticipated tax treatment to the Company and to the executive officers of various payments and benefits. Section 162(m) of the Code generally places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to our CEO, CFO, the other executive officers listed in the Summary Compensation Table in this proxy statement and certain former executive officers. The Company and the Human Capital & Compensation Committee have considered and will continue to consider various approaches regarding the deductibility of compensation payments to the extent reasonably practicable and to the extent consistent with our other compensation goals.

Stock Ownership Guidelines

The Board recently updated stock ownership guidelines for the Company’s non-employee directors and its officers to align their interests and objectives with those of our stockholders. The below table reflects minimum ownership value for the Company’s non-employee directors and its officers as a multiple of their respective annual base retainers or salaries, as applicable. Accumulation of the amount of stock required under the ownership guidelines is generally required within 60 months of the date such person becomes subject to the updated guidelines. If after the 60 month accumulation period a subject person has either not achieved the ownership requirement or falls below the ownership requirement, then, until the holding target is achieved (or re-achieved), that person would be required to (i) retain at least 75% of net shares acquired upon any future vesting of equity awards (including RSUs and PSUs) and/or exercise of stock options, in each case after deducting shares used to pay applicable taxes and/or exercise price, and (ii) denominate in Woodward stock 100% of compensation thereafter deferred into the EBP, if any.

Compensation Discussion and Analysis

ROLE	MINIMUM OWNERSHIP VALUE AS MULTIPLE OF BASE RETAINER/SALARY
Non-employee members of the Board	5x
CEO & President	5x
COO, CFO and Business Group Presidents	3x
Corporate Vice Presidents	2x

All direct holdings (shares held as owner of record or in a brokerage account, shares held in the Woodward Retirement Savings Plan, and unfunded deferred amounts denominated in Woodward Stock in the EBP), as well as the value of unvested time-based restricted share units (RSUs), are included for purposes of calculating stock ownership value. Under the updated guidelines, unexercised and vested “in the money” stock options are no longer included in the calculation of stock ownership value. Officers and directors are deemed to be in compliance with the policy provided the individual (i) has been subject to the updated ownership requirement for less than five years, (ii) has achieved the stated ownership value for the individual’s role, or (iii) is abiding by the retention requirement described above. The Human Capital & Compensation Committee may in its discretion relieve any person of such obligations on a case-by-case basis, taking into consideration special circumstances such as retirement or health of the individual. As of the date of this proxy statement filing, all directors and officers were in compliance with the ownership guidelines.

Hedging and Pledging Policy

Under our written policies, no directors or employees (including officers) of the Company are permitted to purchase our stock on margin, or to short sell, buy or sell puts or calls, or to engage in any other transaction related to Woodward securities that hedge or offset, or are designed to hedge or offset any decrease in the market value of Woodward securities, whether such securities are granted to such employee or director by the Company as part of compensation, or held by the employee or director. In addition, directors and employees of the Company are not permitted to pledge Woodward stock under any circumstances.

Clawback Policy

The Human Capital & Compensation Committee maintains a Clawback Policy that is designed to enable the Company to recover erroneously awarded incentive-based compensation in the event that the Company is required to prepare an accounting restatement. The policy is designed to comply with, and to be interpreted in a manner consistent with, Section 10D of the Exchange Act, SEC Rule 10D-1, and with the Nasdaq listing rules. Under the policy, in the event of an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct a material error in previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Company must recover erroneously awarded incentive-based compensation previously paid to the Company’s executive officers in accordance with the terms of such Clawback Policy. Furthermore, under the policy, the Company is prohibited from indemnifying any executive officer or former executive officer against the loss of erroneously awarded incentive-based compensation and from paying or reimbursing an executive officer for purchasing insurance to cover any such loss. A copy of the Clawback Policy can be found on our website at http://ir.woodward.com/governance.

Human Capital & Compensation Committee Report

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, or the Exchange Act, that might incorporate this proxy statement, in whole or in part, the following Woodward, Inc. Human Capital & Compensation Committee Report on Compensation Discussion and Analysis shall not be deemed to be “soliciting material” or “filed” with the SEC or incorporated by reference into any such previous or future filings.

The Human Capital & Compensation Committee is charged with certain responsibilities relating to compensation of the Company’s executive officers. The Human Capital & Compensation Committee evaluates and approves all compensation of executive officers, including base salaries, short-term and long-term incentive compensation, and any perquisite programs of the Company. Human Capital & Compensation Committee determinations are presented to the Board.

The Human Capital & Compensation Committee also fulfills its duties with respect to the Compensation Discussion and Analysis and Human Capital & Compensation Committee Report portions of the proxy statement, as described in the Human Capital & Compensation Committee’s charter.

The Human Capital & Compensation Discussion and Analysis was prepared by management of the Company. The Company is responsible for the Compensation Discussion and Analysis and for the disclosure controls relating to executive compensation. The Compensation Discussion and Analysis is not a report or disclosure of the Human Capital & Compensation Committee.

The Human Capital & Compensation Committee met with management of the Company and the Human Capital & Compensation Committee’s outside consultant to review and discuss the Compensation Discussion and Analysis.

The Human Capital & Compensation Committee of the Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement and the 2023 Annual Report on Form 10-K with the management of the Company. Based on such review and discussions, the Human Capital & Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s 2023 Annual Report on Form 10-K, and the Board approved that recommendation.

Human Capital & Compensation Committee:	Daniel G. Korte, Chairperson
Eileen P. Drake
David P. Hess
Tana L. Utley

Executive Compensation

Summary Compensation Table

The following tables set forth compensation information for the NEOs for services rendered in all capacities to the Company and its subsidiaries in fiscal year 2023.

NAME AND PRINCIPAL POSITION DURING FISCAL YEAR 2023	FISCAL YEAR	SALARY ($)(1)	BONUS ($)	STOCK AWARDS ($)(2)	OPTION AWARDS ($)(3)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(4)	ALL OTHER COMPENSATION ($)(5)	TOTAL($)
Charles P. Blankenship, Jr.	2023	1,100,000	—	874,561	3,159,750	1,872,200	609,025	7,615,536
Chairman, Chief Executive Officer and President(6)	2022	401,923	1,000,000	3,402,564	1,920,010	0	259,764	6,984,261
William F. Lacey	2023	191,827	400,000	719,962	440,607	212,928	105,942	2,071,266
Chief Financial Officer(7)
Thomas G. Cromwell	2023	649,515	—	286,206	1,033,962	720,962	74,178	2,764,823
Chief Operating Officer	2022	624,558	—	—	1,247,400	134,976	74,567	2,081,501
	2021	596,554	—	—	2,023,271	256,850	43,258	2,919,932
A. Christopher Fawzy	2023	507,004	—	124,434	449,484	487,738	58,020	1,626,678
Corporate Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer(8)	2022	520,944	—	—	516,600	65,694	56,309	1,159,547
Randall L. Hobbs	2023	459,423	700,000	4,301,713	396,041	498,860	2,589,439	8,945,476
President, Industrial(9)
Mark D. Hartman	2023	321,731	—	166,052	599,898	327,809	1,007,957	2,423,445
Former Chief Financial Officer(10)	2022	491,544	—	—	630,000	53,748	47,437	1,222,729
Sagar A. Patel	2023	45,354	—	111,344	402,363	43,630	1,181,616	1,784,308
Former President, Engine Systems(11)	2022	545,867	—	—	495,600	40,618	141,061	1,223,146
	2021	516,542	—	—	869,482	227,266	136,119	1,749,409
Roger A. Ross	2023	238,526	—	113,274	409,294	197,876	804,314	1,763,284
Former Senior Vice President, Missiles & Space(12)	2021	325,192	210,979	600,000	983,549	0	129,637	2,249,357

Note: The Change in Pension Value and Non-Qualified Deferred Compensation Earnings columns have been omitted from this table because they are not applicable.

(1)
Messrs. Lacey, Hobbs, Hartman, Patel and Ross were not employed by the Company for the entirety of fiscal year 2023. Thus, their respective base salary amounts reflect a portion of their annualized base salaries.
(2)
Time-based equity awards in the form of restricted stock units.
(3)
Time-based equity awards in the form of stock options. Assumptions used in calculating the amounts in the Summary Compensation Table above are included in Note 21 of Woodward’s financial statements in its Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed with the SEC on November 17, 2023.
(4)
Amounts for fiscal year 2023 include compensation earned under our EIP. With respect to our Cash LTI plan, the Company’s performance against each Cash LTI performance metric for the fiscal year 2021-2023 cycle was below the threshold level of performance, and no Cash LTI payouts were paid to any Cash LTI participant for such cycle. See “Compensation Discussion and Analysis” for further information about the EIP and Cash LTI plans and how payouts are generally determined.
(5)
The amounts reported include the following:
•
Woodward’s contributions to the Woodward Retirement Savings Plan, which consists of a 401(k) component and a Woodward common stock component.
•
Credit to the EBP for contributions to which the executive would have been entitled if the benefit had been calculated without regard to the limit under the Internal Revenue Code on total contributions, benefit eligible compensation, and/or salary deferrals. With respect to Mr. Hobbs, such amount also reflects a cash contribution by the Company in the amount of $2,500,000 on behalf of Mr. Hobbs into the EBP on his employment start date that was provided to replace a portion of the pension benefit value that Mr. Hobbs forfeited by departing his previous employer. See “Mr. Hobbs’ Compensation” above for additional details.

Executive Compensation

•
In accordance with our standard relocation policy that is applicable to all employees, payments made in fiscal year 2023 to federal and state tax authorities in connection with a relocation to Colorado by Messrs. Lacey and Hobbs. Our relocation policy provides for these payments to offset the economic loss suffered by the relocated employee on account of taxes owed on certain relocation benefits paid by the Company. These tax assistance benefits were determined and provided to Messrs. Lacey and Hobbs in the same way as for any other employees who receive relocation benefits.
•
Various other perquisite costs attributable to our NEOs, as described more fully in the footnotes to the below table.

Table to footnote (5) above:

NAME	RETIREMENT SAVINGS PLAN($)	EXECUTIVE BENEFIT PLAN CREDIT($)	RELOCATION AND HEALTHCARE RELATED TAX PAYMENTS ($)	OTHER ($)	TOTAL ($)
Charles P. Blankenship, Jr.(a)	32,402	37,342		539,281	609,025
William F. Lacey(b)	7,269	—	5,406	93,267	105,942
Thomas G. Cromwell(c)	30,100	30,980	—	13,098	74,178
A. Christopher Fawzy(d)	30,100	17,490	—	10,430	58,020
Randall L. Hobbs(e)	16,494	2,500,000	17,957	54,988	2,589,439
Mark D. Hartman(f)	23,973	16,150	20,176	947,658	1,007,957
Sagar A. Patel(g)	15,250	12,544	19,058	1,134,764	1,181,616
Roger A. Ross(h)	20,252	18,895	—	765,166	804,313

a)
For Mr. Blankenship, the “Other” compensation includes $510,511 representing a reasonable estimate of compensation attributable to him for Company-provided commuting benefits, Company-paid premiums of $26,820 for supplemental long-term disability insurance, and contributions by the Company of $1,950 toward an executive physical program.
b)
For Mr. Lacey, the “Other” compensation includes $13,396 in Company-paid moving expenses related to Mr. Lacey’s relocation to Colorado in fiscal year 2023, $75,000 paid by the Company to partially cover the fees for the second year of an executive development program (see “Mr. Lacey’s Compensation” section above), and Company-paid premiums of $4,871 for supplemental long-term disability insurance.
c)
For Messrs. Cromwell, the “Other” compensation includes Company-paid premiums for supplemental long-term disability insurance.
d)
For Mr. Fawzy, the “Other” compensation includes Company-paid premiums for supplemental long-term disability insurance and contributions by the Company toward an executive physical program.
e)
For Mr. Hobbs, the “Other” compensation includes $44,767 in Company-paid moving expenses related to Mr. Hobbs' relocation to Colorado in fiscal year 2023, and Company-paid premiums of $10,221 for supplemental long-term disability insurance.
f)
For Mr. Hartman, the “Other” compensation includes $892,500 in severance payments and a $50,000 payment in lieu of providing continued healthcare benefits, each as provided for in Mr. Hartman’s Separation and Release Agreement, Company-paid premiums of $3,208 for supplemental long-term disability insurance, and contributions by the Company of $1,950 toward an executive physical program.
g)
For Mr. Patel, the “Other” compensation includes $1,084,400 in severance payments and a $50,000 payment in lieu of providing continued healthcare benefits, each as provided for in Mr. Patel’s Separation and Release Agreement, and $364 for Company-paid premiums for supplemental long-term disability insurance.
h)
For Mr. Ross, the “Other” compensation includes $719,907 in severance payments and a $37,500 payment in lieu of providing continued healthcare benefits, each as provided for in Mr. Ross’ Separation and Release Agreement, Company-paid premiums of $4,409 for supplemental long-term disability insurance, and contributions by the Company of $3,350 toward an executive physical program.

Executive Compensation

(6)
Mr. Blankenship was not an NEO in fiscal year 2021, as he joined the Company on May 9, 2022. For fiscal year 2022, “Bonus”, “Stock Awards” and “Option Awards” for Mr. Blankenship were granted as part of his sign-on award.
(7)
Mr. Lacey was not an NEO in fiscal year 2021 or 2022, as he joined the Company on May 8, 2023. For fiscal year 2023, the amount listed under (i) the “Bonus” column represents a one-time, cash sign-on incentive awarded to him in connection with his hire, (ii) the “Stock Awards” column represents 5,768 RSUs granted to him as a sign-on incentive on August 21, 2023, and (iii) the “Option Awards” column represents 8,293 stock options granted to him as a sign-on incentive on August 21, 2023. See “Mr. Lacey’s Compensation” above for more details including the applicable vesting schedules.
(8)
Mr. Fawzy was not an NEO in fiscal year 2021.
(9)
Mr. Hobbs was not an NEO in fiscal year 2021 or 2022, as he joined the Company on December 5, 2022. For fiscal year 2023, the amount listed under (i) the “Bonus” column represents one-time, cash sign-on incentive awarded to Mr. Hobbs in connection with his hire, (ii) the “Stock Awards” column represents 44,404 RSUs granted to him on his employment start date and (iii) the “Option Awards” column represents 10,181 options granted to him on his employment start date. See “Mr. Hobbs’ Compensation” above for more details including the applicable vesting schedules.
(10)
Mr. Hartman was not an NEO in fiscal year 2021. He departed the Company on May 8, 2023.
(11)
Mr. Patel departed the Company on October 18, 2022.
(12)
Mr. Ross was not an NEO in fiscal year 2022. He departed the Company on May 26, 2023.

Other Compensation Tables

Grants of Plan-Based Awards for Fiscal Year 2023 ending September 30, 2023

The following table provides additional information with respect to stock-based awards granted in fiscal year 2023, the value of which was provided in the Option Awards column of the Summary Compensation Table, and the potential range of payouts associated with the EIP and Cash LTI for fiscal year 2023:

Executive Compensation

		GRANT	ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN				ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING	EXERCISE OR BASE PRICE OF OPTION	GRANT DATE FAIR VALUE OF STOCK AND OPTION
NAME	GRANT DATE	APPROVAL DATE		THRESHOLD ($)(1)	TARGET ($)	MAXIMUM ($)	UNITS (#)	OPTIONS (#)	AWARDS ($/SHARE)	AWARDS ($)(2)
			Cash LTI	91,667	183,333	366,667
Charles P. Blankenship, Jr.	10/3/2022	10/1/2022	EIP(3)	0	1,265,000	2,530,000	10,423	95,288	83.24	4,034,311
			Cash LTI	—	—	—
William F. Lacey	8/21/2023	3/30/2023	EIP(3)	0	143,870	287,740	5,768	8,293	124.82	1,160,569
			Cash LTI	118,400	236,800	473,600
Thomas G. Cromwell	10/3/2022	10/1/2022	EIP(3)	0	487,136	974,273	3,411	31,181	83.24	1,320,168
			Cash LTI	57,625	115,250	230,500
A. Christopher Fawzy	10/3/2022	10/1/2022	EIP(3)	0	329,552	659,105	1,483	13,555	83.24	573,918
			Cash LTI	—	—	—
Randall L. Hobbs	12/5/2022	10/07/2022	EIP(3)	0	337,067	674,135	44,404	10,181	96.30	4,697,754
			Cash LTI	49,111	98,222	196,444
Mark D. Hartman	10/3/2022	10/1/2022	EIP(3)	0	225,212	450,423	1,979	18,091	83.24	765,949
			Cash LTI	52,745	105,490	210,981
Sagar A. Patel	10/3/2022	10/1/2022	EIP(3)	0	29,480	58,960	1,327	12,134	83.24	513,708
			Cash LTI	58,788	117,577	235,153
Roger A. Ross	10/3/2022	10/1/2022	EIP(3)	0	146,131	292,262	1,350	12,343	83.24	522,568

(1)
"Threshold" for this purpose means the minimum amount payable for threshold performance under the Cash LTI and the EIP, which is 50% and 0%, respectively, of target.
(2)
The amounts reported in this column represent the grant date fair value of stock option awards and RSU awards in accordance with ASC 718. Assumptions used in calculating these amounts with respect to stock option awards are included in Note 21 of Woodward’s financial statements in its Annual Report on Form 10-K for the fiscal year ended September 30, 2023 filed with the SEC on November 17, 2023.
(3)
EIP payment amounts are earned based on the achievement of the established performance objectives of the plan on a sliding scale of 0% to 200% of the target amount established. These amounts are based on the individual’s position and a percentage of the individual’s base salary for the fiscal year in which the EIP is earned. See Short-Term Incentive Compensation” under “Compensation Discussion and Analysis” for more information.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Stock Option Awards

Stock option awards consist of non-qualified options issued for a 10-year term. Each option tranche granted to NEOs in fiscal year 2023 vests over four years at the rate of 25% per year, generally subject to continued service through the vesting date. The exercise price represents the Woodward closing price as reported on Nasdaq on the effective date of the award. Dividend equivalents are not paid on unexercised stock option awards. If employment is terminated (other than for reasons as described below), the options granted will be cancelled unless exercised within three months following the date of termination or the term of the option whichever is earlier. For stock option awards granted on or after October 1, 2013, upon a termination of employment due to retirement, options will not accelerate and will continue to vest and be exercisable in accordance with the schedule established at the grant date. For the foregoing purposes, our directors are eligible for retirement upon attaining age 55, and the NEOs are eligible for retirement upon (i) attaining age 55 with at least ten years of service with us, (ii) attaining age

Executive Compensation

65 with no minimum years of service, or (iii) attaining two years of service if such NEO was first hired at or after the age of 55 (such person who was first hired at or after the age of 55, a “Late Career Hire”) (such retirement eligibility definition generally, the "Retirement Eligibility Definition"). Mr. Blankenship is the only NEO who is a Late Career Hire.

RSU Awards

RSU awards granted to our NEOs in fiscal year 2023 under our regular annual equity compensation program, vest over four years at the rate of 25% per year, generally subject to continued service through the vesting date. The specific number of such RSUs awarded to each NEO was calculated by dividing the approved grant date fair value for such awards by the Woodward closing price as reported on Nasdaq on the effective date of the award. Dividend equivalents are paid on unvested RSUs. The RSUs granted under our regular annual equity compensation program were granted pursuant to the Company’s standard Form RSU Agreement which provides that if employment is terminated (other than for reasons as described below) before the grantee vests in any portion of the RSUs granted thereunder, then such portion of such RSUs that remain unvested shall immediately terminate. For RSUs awarded pursuant to the standard Form RSU Agreement, upon a termination of employment due to retirement, unvested RSUs will not accelerate and will continue to vest in accordance with the schedule established at the grant date. For the foregoing purposes, the Retirement Eligibility Definition applies. As noted above, Messrs. Lacey and Hobbs were not granted any equity awards under our regular annual equity compensation program, as neither was an employee of the Company on the grant date of such awards.

The RSUs granted to Mr. Lacey on August 21, 2023, and the RSUs granted to Mr. Hobbs on December 5, 2022 that comprise the Hobbs FY23 Annual LTI Equivalent Award (as defined above under “Mr. Hobbs’ Compensation”), were granted pursuant to the Company’s Form Attraction and Retention RSU Agreement. If their respective employment is terminated (other than for reasons as described below), unvested RSUs granted pursuant to such form agreement would immediately terminate. Such form agreement does not provide for continued vesting upon a termination of employment for retirement.

The RSUs granted to Mr. Hobbs on December 5, 2022 that comprise the Hobbs Sign-On RSU Award and the Hobbs Pension Replacement RSU Award (each as defined above under “Mr. Hobbs’ Compensation”) were also granted pursuant to the Company’s Form Attraction and Retention RSU Agreement, but with a modification that, should the Company terminate his employment other than for “Cause” (as such term is defined in such form agreement), then any unvested RSUs under such awards would thereupon immediately vest.

Cash Awards

The EIP and the Cash LTI are presented in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table because each is a cash-based performance award. The actual amounts of the awards under the EIP as listed in the Non-Equity Incentive Plan Compensation column were paid in November 2023 and no payments were made under the Cash LTI for the fiscal 2021-2023 cycle. The awards under both plans as set forth in the Grants of Plan-Based Awards Table are based on Threshold/Target/Maximum percentages applied to base wages as of the beginning of the fiscal year. Generally, if employment is terminated, the employee must have had full-time employee status at the end of the fiscal year, in the case of the EIP, or at the end of the last fiscal year of the multi-year period, in the case of the Cash LTI, to receive a payout under both plans. If the termination is due to retirement, the payouts under both plans will be prorated. In either event, the payouts under both plans will typically be based on actual goal performance. Please see “Compensation Discussion and Analysis” for additional information relating to these provisions, including performance criteria relating to these plans.

Executive Compensation

Outstanding Equity Awards at Fiscal Year End (September 30, 2023)

The following table provides information regarding the outstanding equity awards held by each of the NEOs as of September 30, 2023:

	OPTION AWARDS(1)				STOCK AWARDS(2)
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS – EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS – UNEXERCISABLE	OPTION EXERCISE PRICE($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUEOF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)
Charles P. Blankenship, Jr.					35,423(3)	4,350,525
	12,625	37,875	98.34	05/09/2032
	—	95,288	83.24	10/03/2032
					10,590	1,305,537
William F. Lacey					5,786(4)	716,732
	—	8,293	124.82	8/21/2023
Thomas G. Cromwell	38,700	—	97.13	02/20/2029
	30,750	10,250	104.77	10/01/2029
	36,650	36,650	81.03	10/01/2030
	7,425	22,275	117.64	10/01/2031
	—	31,181	83.24	10/03/2032
					3,466	427,246
A. Christopher Fawzy	23,100	—	40.26	10/01/2025
	24,700	—	62.57	10/03/2026
	21,500	—	78.97	10/02/2027
	29,300	—	79.81	10/01/2028
	12,825	4,275	104.77	10/01/2029
	15,300	15,300	81.03	10/01/2030
	3,075	9,225	117.64	10/01/2031
	—	13,555	83.24	10/03/2032
					1,507	185,754
Randall L. Hobbs					5,254(5)	649,021
					2,901	358,387
	—	10,181	96.30	12/05/2032
					36,780(6)	4,543,275
Mark. D Hartman	6,300	—	46.55	10/01/2024
	8,400	—	40.26	10/01/2025
	5,200	—	62.57	10/03/2026
	5,300	—	78.97	10/02/2027
	4,600	—	79.81	10/01/2028
	2,775	925	104.77	10/01/2029
	3,700(7)	—	58.35	04/28/2030
	2,150	2,150	81.03	10/01/2030
	3,750	11,250	117.64	10/01/2031
	—	18,091	83.24	10/03/2032
					2,011	247,880
Sagar A. Patel	22,500	—	78.97	10/02/2027
	20,100	—	79.81	10/01/2028
	13,200	4,400	104.77	10/01/2029
	15,750	15,750	81.03	10/01/2030
	2,950	8,850	117.64	10/01/2031
	—	12,134	83.24	10/03/2032
					1,348	166,214
Roger A. Ross	11,550	11,550	123.98	01/19/2031
					4,970	609,446
	2,900	8,700	117.64	10/1/2031
	—	12,343	83.24	10/3/2032
					1,372	169,095

(1)
Except as noted in footnote 7 of this table, option tranches granted to all NEOs and directors vest over four years at a

Executive Compensation

rate of 25% per year.
(2)
Except as otherwise noted, RSUs reflected in the table vest over four years at a rate of 25% per year (generally subject to continued employment), and the total number of RSUs that have not vested include additional units issued in connection with the dividend reinvestment provisions of the Company’s RSU awards.
(3)
All RSUs granted to Mr. Blankenship on May 9, 2022 will cliff vest on May 9, 2025 (generally subject to his continued employment).
(4)
All RSUs granted to Mr. Lacey on August 21, 2023 will cliff vest on August 21, 2026 (generally subject to his continued employment).
(5)
RSUs granted to Mr. Hobbs on December 5, 2023 will cliff vest on December 5, 2025 (generally subject to his continued employment).
(6)
RSUs granted to Mr. Hobbs on December 5, 2023 will vest 50% on December 5, 2025 and 50% on December 5, 2026 (generally subject to continued employment; provided, however, that if the Company terminates Mr. Hobbs’ employment other than for “Cause” prior to vesting, such RSUs would immediately vest upon such termination). See “Mr. Hobbs’ Compensation” above for more information.
(7)
100% of the options in this tranche vested on April 28, 2023.

Option Exercises and Stock Vested Table

The following table provides the amounts received (net of the exercise price) upon the exercise of options or similar instruments or the vesting of stock or similar instruments during fiscal year 2023:

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE(#)	VALUE REALIZED ON EXERCISE($)	NUMBER OF SHARES ACQUIRED ON VESTING(#)	VALUE REALIZED ON VESTING($)
Charles P. Blankenship, Jr.	—	—	—	—
William F. Lacey	—	—	—	—
Thomas G. Cromwell	—	—	—	—
A. Christopher Fawzy	10,000	888,048	—	—
Randall L. Hobbs	—	—	—	—
Mark D. Hartman	5,600	428,999	—	—
Sagar A. Patel	25,400	1,484,122	—	—
Roger A. Ross	—	—	—	—

Nonqualified Deferred Compensation Table at Fiscal Year End

The following table discloses contributions, earnings and balances under the EBP, the Company’s nonqualified deferred compensation plan, for each NEO, during fiscal year 2023:

NAME	EXECUTIVE CONTRIBUTIONS ($)(1)	COMPANY CONTRIBUTIONS ($)(2)	AGGREGATE EARNINGS ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT SEPTEMBER 30 ($)(3)
Charles P. Blankenship, Jr.	—	37,342	1,520	—	38,863
William F. Lacey	—	—	—	—	—
Thomas G. Cromwell	—	30,980	216,275	—	674,676
A. Christopher Fawzy	—	17,490	270,984	—	881,444
Randall L. Hobbs	—	2,500,000	119,680	—	2,619,680
Mark D. Hartman	—	16,150	5,206	—	48,120
Sagar A. Patel	40,618	12,544	359,516	(1,555,494)	192,008
Roger A. Ross	32,492	18,895	25,632	(224,275)	—

(1)
This amount is included in amounts reported in the Salary column of the Summary Compensation Table.

Executive Compensation

(2)
These amounts are included in amounts reported in the All Other Compensation column of the Summary Compensation Table.
(3)
The portion of the amounts shown in this column that were previously reported in the Summary Compensation Table is as follows: Mr. Cromwell, $551,992; Mr. Fawzy, $52,583; Mr. Hartman, $9,123; and Mr. Patel, $377,567.

Narrative Disclosure of Nonqualified Deferred Compensation Table

The EBP is a non-qualified, deferred compensation plan that is designed to allow for supplemental retirement savings above the limits imposed by the IRS. If deferrals are above the Code limits on eligible compensation, then the account is credited by the Company with a percentage “match” contribution equivalent to that available under the Woodward Retirement Savings Plan. All contributions are made on a tax-deferred basis. Eligible participants are selected to participate based on criteria that includes incentive level, salary level and significant accountability to produce or contribute to key business results. Amounts deferred under the EBP earn deemed investment returns based on the same investment alternatives available to participants under the Woodward Retirement Savings Plan. Deemed investments into Woodward common stock is generally permitted, except that supplemental contributions by the Company to the EBP are not permitted to initially be deemed invested in Woodward stock. Eligible employee participants may defer up to 50% of base salary for a plan year and up to 100% of cash incentive compensation. All distribution elections must be made in advance of the plan year. At the time of the deferral election, the participant must designate the time and form of distribution. Distributions may also be elected for future dates during employment; however, any future date selected must be at least five plan years after the plan year in which the deferral is credited to the account. Distributions may be modified if executed a year before the originally scheduled distribution date. Distributions from the plan are made in cash; however, any payment made that is attributable to the portion of the participant’s account deemed invested in Company stock is made in whole shares of Company stock with fractional shares paid in cash. Amounts included in the EBP are 100% vested at all times.

Potential Payments Upon Termination or Change in Control

This section explains the payments and benefits to which the NEOs would be entitled in various termination of employment scenarios. With respect to the NEOs, these are hypothetical situations only, as they each were employed by the Company on September 30, 2023, the last business day of our fiscal year 2023. For purposes of this explanation and these scenarios, we have assumed that their hypothetical termination of employment and change-in-control occurred on such date. Each of Messrs. Hartman, Patel and Ross experienced a qualifying termination (as defined in the Amended and Restated Executive Change-in-Control Severance Agreement) during fiscal year 2023, and the severance benefits they each received pursuant to such agreement are also described below. The “Retirement”, “Death”, “Disability”, and “Change in Control” tables below report hypothetical amounts only for the NEOs who were serving as executive officers of the Company as of the last date of our fiscal year 2023 (such NEOs, the “Current Officer NEOs”).

The intent of this section is to isolate those payments and benefits for which the amount, vesting, or time of payment is altered by the termination of employment in the described circumstances. This section does not cover all amounts the NEOs would receive following termination. Specifically, they are entitled to COBRA, life insurance conversion, and payouts from the Woodward Retirement Savings Plan; however, all employees are entitled to these benefits. In addition, the NEOs would receive the amounts earned under the short-term incentive plan and long-term incentive plan for the performance periods ending on September 30, 2023 (see Summary Compensation Table, non-equity incentive column).

Retirement

In general, if an NEO was eligible for retirement as of the end of fiscal year 2023, such NEO would have received the following upon retirement on such date:

•
A pro rata payout (based on service prior to retirement) at the conclusion of each open Cash LTI cycle based on actual company performance; and

Executive Compensation

•
Continued vesting of RSUs and continued vesting and exercisability (in accordance with the original vesting schedule) of unvested stock options following retirement.

No Current Officer NEO is retirement eligible, and thus no such NEO would have received any benefit following a retirement on the last day fiscal year 2023, as reflected in the following table.

RETIREMENT
NAME	Cash LTI Awards ($)	Non-Qualified Stock Options ($)	Restricted Stock Units ($)
Charles P. Blankenship, Jr.	—	—	—
William F. Lacey	—	—	—
Thomas G. Cromwell	—	—	—
A. Christopher Fawzy	—	—	—
Randall L. Hobbs	—	—	—

Death

If an NEO dies while employed, the post-termination benefit would consist of (for this purpose the date of death is assumed to be the last day of fiscal year 2023):

•
Incentive payouts from the Cash LTI plan to beneficiaries;
•
Acceleration of vesting of stock option awards (the value in this column represents the shares that vested due to this provision, with a market price as of the last trading day of fiscal year 2023); and
•
Acceleration of vesting of RSUs (the value in this column represents the shares that vested due to this provision, with a market price as of the last trading day of fiscal year 2023).

The following table shows the amount each Current Officer NEO would receive on account of death occurring on the last business day of our fiscal year:

DEATH
NAME	Cash LTI Awards ($)(1)	Non-Qualified Stock Options ($)(2)	Restricted Stock Units ($)(2)
Charles P. Blankenship, Jr.	366,667	4,890,434	5,717,446
William F. Lacey	—	—	716,732
Thomas G. Cromwell	255,721	3,210,657	430,601
A. Christopher Fawzy	124,278	1,361,834	187,245
Randall L. Hobbs	—	284,661	5,583,737

(1)
The estimated amounts included above for open Cash LTI cycles are based on the Company attaining target level of performance and include open Cash LTI cycles for the fiscal year periods of 2022-2024 and 2023-2025. There is no open Cash LTI cycle for the fiscal year period of 2024-2026 or beyond, as that program has been phased out in favor performance based equity awards.
(2)
Reflects the market price on the last trading day of the fiscal year and (where applicable) the exercise price of the option.

Disability

If an NEO becomes totally and permanently disabled while employed (the date of disability is assumed to be the last day of the fiscal year), the post termination benefits would consist of:

•
A monthly payment under the Woodward, Inc. Long-Term Disability plan available to all employees;
•
Incentive payouts from the Cash LTI plan;
•
Acceleration of vesting of non-qualified stock option awards (the value in this column represents the shares that vested due to this provision, with a market price as of the last day of fiscal year 2023); and

Executive Compensation

•
Acceleration of vesting of RSUs (the value in this column represents the shares that vested due to this provision, with a market price as of the last day of fiscal year 2023).

The following table shows the amount each Current Officer NEO would receive on account of disability-related termination occurring on the last business day of our fiscal year:

DISABILITY
NAME	Cash LTI Awards ($)(1)	Non-Qualified Stock Options ($)(2)	Restricted Stock Units ($)(2)
Charles P. Blankenship, Jr.	366,667	4,890,434	5,717,446
William F. Lacey	—	—	716,732
Thomas G. Cromwell	255,721	3,210,657	430,601
A. Christopher Fawzy	124,278	1,361,834	187,245
Randall L. Hobbs	—	284,661	5,583,737

(1)
The estimated amounts included above for open Cash LTI cycles are based on the Company attaining target level of performance and include open Cash LTI cycles for the fiscal year periods of 2022-2024 and 2023-2025. There is no open Cash LTI cycle for the fiscal year period of 2024-2026 or beyond, as that program has been phased out in favor performance based equity awards.
(2)
Reflects the market price on the last trading day of the year and (where applicable) the exercise price of the option.

Executive Severance and Change in Control Agreements

We have entered into transitional compensation agreements with certain of our officers, including all of our NEOs, which become operative only in the event of a qualifying termination, whether inside or outside a change in control or other specified event. The severance benefits for a qualifying termination outside of a change in control are generally less than the severance benefits provided following change in control.

A qualifying termination of employment under the agreements generally means a termination of the NEO’s employment by the Company without “cause” or by the NEO for “good reason” (as both terms are defined in the agreements). A qualifying termination of employment is considered in connection with a change in control if the termination is within the period beginning three months before the change in control and ending two years after the change in control. Payments of certain cash amounts owed under the agreements will be made only after the release of claims in favor of the Company becoming effective and irrevocable. In consideration for the NEO agreeing to restrictive covenants and releasing claims in favor of the Company, the executive would receive an incremental amount (payable in a lump sum) equal to 100% of the sum of the executive’s annual base salary and target annual incentive (the “Restrictive Covenants Payment”). Restrictive covenants in the agreements include noncompetition, confidentiality, nonsolicitation, cooperation, and nondisparagement requirements. Moreover, if the payments described below would constitute an "excess parachute payment" within the meaning of Section 280G of the Code, the Company would not provide reimbursement to the executive for any excise taxes imposed. In some instances, the executive may be subject to a 20% excise tax on a portion of the severance and other benefits payable upon a change in control. In such cases, the Company does not provide a tax gross-up. However, the amount payable to the executive may be reduced to eliminate the excise tax, but only if the net-of-tax result to the executive is better than paying the excise tax.

Severance Benefits

An NEO who experiences a qualifying termination of employment not in connection with a change in control will, subject to signing a release of claims in favor of the Company, receive (i) any unpaid base salary, accrued vacation pay, unreimbursed business expenses, and any other amounts earned by and owed to the eligible employee; (ii) a payment equal to the Company's cost (less the eligible employee’s premium co-pay obligations) to provide the NEO with one year of continued health and welfare benefit coverage under Company-provided plans; (iii) the then-current year's annual incentive award that the NEO would have actually earned, if any, prorated based on the portion of the year before the qualifying termination of employment; (iv) the actual amount that the NEO would

Executive Compensation

have earned, if any, for the applicable performance period for all outstanding Cash LTI cycles, prorated based on the portion of the performance cycle before the qualifying termination of employment); (v) the NEO’s equity compensation awards that are scheduled to vest within 12 months based on continued employment (specifically excluding any awards that remain subject to performance goals that have not been achieved) will continue to vest, and any vested unexercised stock options or stock appreciation rights will be exercisable for the remaining life of the option (subject to earlier termination as provided in the applicable plan or award agreement); and (vi) the Restrictive Covenants Payment.

The following table describes the payments and benefits that are triggered by the occurrence of a qualifying termination outside of a change in control. For purposes of this table, we have assumed the exercise of stock options on September 29, 2023, the last trading day of fiscal year 2023, at the closing price on that day of $124.26 per share. NEOs who are retirement eligible receive, upon retirement, continued vesting (in accordance with the original vesting schedule) of any then-unvested options and RSUs, without regard to the occurrence of a qualifying termination. Accordingly, a qualifying termination would not result in any incremental vesting of any stock options or RSUs as a result of such termination of a retirement-eligible NEO. See “Outstanding Equity Awards at Fiscal Year End” table above for information regarding unvested (“Unexercisable”) options.

Messrs. Hartman, Patel and Ross each experienced a qualifying termination from the Company during the Company’s fiscal year 2023. As such, amounts shown for such individuals reflect actual amounts received where such amounts are known and projected amounts (based on the Company achieving target performance) under the three open cycles in our Cash LTI plan.

SEVERANCE OUTSIDE OF A CHANGE IN CONTROL	MR. BLANKENSHIP	MR. LACEY	MR. CROMWELL	MR. FAWZY	MR. HOBBS	MR. HARTMAN (1)	MR. PATEL (1)	MR. ROSS(1)
100% of Base Salary($)	1,100,000	525,000	656,300	513,600	570,000	525,000	536,000	503,900
100% of Annual Target Bonus($)	1,265,000	393,750	492,225	333,840	427,500	367,500	348,400	327,535
Pro Rata Bonus($)	1,872,200	212,928	720,962	487,738	498,860	327,809	43,630	197,876
Stock Options($)(2)	1,304,418	—	1,360,877	490,073	71,165	523,299	—	303,885
Restricted Stock Units($)	326,369	—	106,801	46,442	5,281,920	215,991	—	674,622
Cash LTI($)(3)	366,667	—	255,721	124,278	—	245,183	174,720	189,487
One Year of Continued Health & Welfare Benefit Coverage($)	50,000	50,000	50,000	50,000	50,000	50,000	50,000	37,500
Unvested Non-Qualified Deferred Compensation Arrangement	—	—	—	—	2,619,680	—	—	—
Relocation Benefit($)	—	—	—	—	—	—	200,000	—
Total($)	6,284,654	1,181,678	3,642,886	2,045,971	9,519,125	2,254,782	1,352,750	2,234,804
(1)
The amounts for Messrs. Hartman Patel and Ross (together, the “Departed NEOs”) for “100% of Base Salary”, “100% of Annual Target Bonus”, “Pro Rata Bonus” and “One Year of Continued Health & Welfare Benefit Coverage” represent amounts he actually received pursuant to their respective Separation and Release Agreements. The amounts for the Departed NEOs for “Cash LTI” are estimates of payouts under such incentive plan based on the Company attaining target levels of performance under that plan. The amount for Mr. Patel for “Relocation Benefit” reflects what he actually received to partially offset the estimated costs of a relocation by him from the Fort Collins, Colorado area, as he had recently relocated to Colorado in connection with his appointment to President, Engine Systems.
(2)
Reflects the market price on the last day of the year and (where applicable) the exercise price of the option.
(3)
The estimated amounts included above for open Cash LTI cycles are based on the Company attaining target level of performance and include open LTI cycles 2022-2024 and 2023-2025. Messrs. Lacey and Hobbs did not participate in any such open cycles, as each was hired after the beginning of each respective cycle. Mr. Blankenship did not participate in the 2022-2024 Cash LTI cycle, as he was not hired until after the beginning of such cycle.

Executive Compensation

Change in Control and Restrictive Covenant Agreements Post-Employment Provisions

For purposes of these agreements, a change in control occurs if:

•
Any person, entity, or group (with certain exceptions) becomes the beneficial owner of 30% or more of the combined voting power of the then-outstanding shares of Woodward common stock;
•
There is a change in a majority of the Board during any consecutive 12-month period, other than by election or nomination by a vote of two-thirds of the Board members as of the beginning of the period (such individuals or any such new directors, the “Incumbent Board”);
•
Woodward’s stockholders approve a merger, consolidation, sale of assets, or share exchange, and in any such case, which is consummated and results in Woodward’s stockholders owning less than 51% of the combined voting power of the surviving corporation following the transaction; or
•
During any consecutive 12-month period, Woodward sells or disposes of at least 40% of the total gross fair market value of the Company’s assets in one or more transactions, unless after such transaction(s): (i) the Company’s stockholders continue to hold 51% of voting power of the Company following the transaction, and (ii) at least a majority of the members of the Board following the transaction(s) were members of the Incumbent Board prior to the transaction(s).

If, within three months prior to or not more than 24 months following a change in control, the executive’s employment is terminated by Woodward (other than for cause or due to death or disability), or the executive terminates with good reason (as defined in the agreement):

•
The executive would receive an amount (payable in a lump sum) equal to: (i) the executive’s unpaid base salary, accrued vacation pay, unreimbursed business expenses, and any other accrued obligations owed by the Company to the executive; (ii) a payment equal to the Company’s cost to provide the executive with two years of continued health and welfare benefit coverage under Company-provided plans; (iii) a payment equal to two years of contributions the Company would have made on behalf of the executive to its tax-qualified defined contribution retirement plan(s); (iv) a payment, pro-rated based on relevant service, of the greater of the then-current year’s annual incentive award target or actual amount earned based on annualized year-to-date performance; (v) a payment equal to the greater of the target award or the actual amount earned based on year-to-date performance of all outstanding Cash LTI performance cycles, and in each case pro-rated based on relevant service provided; and (vi) 100% of the sum of the executive’s annual base salary and target annual incentive; and (vii) the Restrictive Covenants Payment.

Additionally, the NEO’s unvested equity compensation awards that are scheduled to vest based on continued employment (specifically excluding any awards that remain subject to performance goals that have not been achieved) would be accelerated and immediately vest, and any vested unexercised stock options or stock appreciation rights would be exercisable for the remaining life of the option (subject to earlier termination as provided in the applicable plan or award agreement).

The following table describes the payments and benefits that are triggered by the occurrence of a change in control and the termination of employment following a change in control. For purposes of this table, we have assumed the exercise of stock options on September 29, 2023, the last trading day of fiscal year 2023, at the closing price on that day of $124.26 per share. NEOs who are retirement eligible receive, upon retirement, continued vesting (in accordance with the original vesting schedule) of any then-unvested options and RSUs, even in the absence of a change in control. Accordingly, a change in control would not result in any incremental vesting of any stock options or RSUs for such retirement-eligible NEOs, although it would result in immediate vesting of such options and RSUs. See “Outstanding Equity Awards at Fiscal Year End” table above for information regarding unvested (“unexercisable”) options and RSUs. The following table includes only the NEOs who were employed by the Company as of the last day of the fiscal year.

Executive Compensation

CHANGE IN CONTROL	MR. BLANKENSHIP	MR. LACEY	MR. CROMWELL	MR. FAWZY	MR. HOBBS(1)
200% of Base Salary($)	2,200,000	1,050,000	1,312,600	1,027,200	1,140,000
200% of Annual Target Bonus($)	2,530,000	787,500	984,450	667,680	855,000
Pro Rata Bonus($)	1,872,200	212,928	720,962	487,738	498,860
Stock Options($)(2)	4,890,434	—	3,210,657	1,361,834	284,661
Restricted Stock Units($)	5,717,446	716,732	430,601	187,245	5,583,737
Cash LTI($)(3)	366,667	—	255,721	124,278	—
200% of Retirement Savings Plan and Executive Benefit Plan Registrant Contributions in Most Recent Plan Year($)	209,000	99,750	124,697	97,584	108,300
Two Years of Continued Health & Welfare Benefit Coverage($)	100,000	100,000	100,000	100,000	100,000
Unvested Non-Qualified Deferred Compensation Arrangement	—	—	—	—	2,619,680
Total($)	17,885,747	2,966,910	7,139,688	4,053,559	11,190,238
(1)
For Messrs. Lacey and Hobbs, this amount is based on eligible wages earned during fiscal year 2023. Mr. Hobbs joined the Company on December 5, 2023, and Mr. Lacey joined the Company on May 8, 2023. For the other NEOs, this amount reflects the target bonus as established by the Human Capital & Compensation Committee for each such NEO for fiscal year 2022.
(2)
Reflects the market price on the last day of the year and (where applicable) the exercise price of the option.
(3)
The Cash LTI amounts reflected in the above table do not include payments for the completed 3-year cycle ended fiscal year 2023, which were otherwise earned as of September 30, 2023. Messrs. Lacey and Hobbs did not participate in any such open cycles, as each was hired after the beginning of each such cycle. Mr. Blankenship did not participate in the 2022-2024 Cash LTI cycle, as he was not hired until after the beginning of such cycle.

Pay Ratio Disclosure

Pursuant to Section 953(b) of the Dodd-Frank Act and SEC rules, we are providing the following information about the ratio of the annualized total compensation of our CEO Mr. Blankenship, and the annual total compensation of our median employee (such ratio generally, the “CEO Pay Ratio”).

For the year ended September 30, 2023, the total compensation for Mr. Blankenship was $7,615,536, as reported in the “Total” column of the Summary Compensation Table in this proxy statement, and the annual total compensation for our median employee was $66,134. As such, our fiscal year 2023 CEO Pay Ratio was approximately 115 to 1.

In accordance with SEC rules, we identified the median employee as of July 1, 2022 by (i) aggregating for each applicable employee for the 12 month period from July 1, 2021 through June 30, 2022 (A) regular pay received, (B) overtime paid, (C) pay premiums or differentials received, (D) sick pay received, (E) on-call pay received, and (F) vacation pay received, and (ii) ranking this aggregate compensation measure for our employees from lowest to highest. Annualizations were performed for employees hired during fiscal 2023. All non-U.S. currencies were converted to USD using exchange rates as of August 31, 2023 for the purposes of this calculation This calculation was performed for all employees of Woodward excluding Mr. Blankenship, except as disclosed below.

For purposes of identifying the median employee, individuals (with corresponding number of employees) who were employed in Australia (3), Brazil (29), France (5), India (65), Italy (1), Japan (47), Korea (12), The Netherlands (13), Saudi Arabia (6), Singapore (55), United Arab Emirates (12), and The United Kingdom (76) were excluded from the employee population, for purposes of this disclosure, pursuant to the de minimis exemption as permitted by SEC rules. After taking into consideration the foregoing exceptions, on July 1, 2023, we had 6,205 U.S. employees and 2,066 non-U.S. employees. Ignoring application of the de minimis exemption, on the same date we had 6,205 U.S. employees and 2,390 non-U.S. employees.

Executive Compensation

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

Pay vs. Performance

The following table sets forth (i) the compensation for Thomas A. Gendron, our principal executive officer (“PEO”) in fiscal year 2021 and fiscal year 2022 until May 9, 2022, (ii) the compensation for Charles P. Blankenship, our PEO since May 9, 2022, and (iii) the average compensation for our NEOs other than either of our PEOs (“non-PEO NEOs”). Such amounts are reported for fiscal years 2023, 2022 and 2021 (each a “Covered Year”), both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” (or “CAP”) to such individuals, as calculated in accordance with rules adopted by the SEC in August 2022. In the tables below, Mr. Gendron is referred to as “PEO 1” and Mr. Blankenship is referred to as “PEO 2”. “Compensation actually paid” does not reflect amounts actually realized by either of our PEOs and Non-PEO NEOs and may be higher or lower than amounts, if any, that are actually realized by such individuals. The table below also provides information for each Covered Year regarding our cumulative total shareholder return, the cumulative return of our peer group, our net income, and our Adjusted Earnings Per Share (“Adjusted EPS”). Additional information regarding our compensation philosophy, the structure of our performance-based compensation programs, and compensation decisions made this year is described above in our “Compensation Discussion and Analysis”.

							Value of Initial Fixed $100 Investment Based on:
Fiscal Year	Summary Compensation Table Total for PEO 1 ($)	Compensation Actually Paid to PEO 1 ($)(1)(2)	Summary Compensation Table Total for PEO 2 ($)	Compensation Actually Paid to PEO 2 ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)(4)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(4)	Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)	Net Income ($)(in Thousands) (7)	Adjusted EPS ($)(8)
2023	N/A	N/A	$7,615,536	$13,715,786	$3,054,183	$4,256,756	$158	$141	$232,368	$4.21
2022	5025133	16989	$6,984,261	$5,891,379	$1,421,731	$365,530	$101	$122	$171,698	$2.75
2021	$5,611,439	$12,792,019	N/A	N/A	$2,385,323	$3,965,323	$142	$144	$208,649	$3.24
(1)
Compensation actually paid does not mean that our PEO was actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of summary compensation table total compensation under the methodology prescribed under the SEC’s rules, as shown in the adjustment table below.

Fiscal Year	2023	2022	2021
Summary Compensation Table Total for PEO 1 ($)	$0	$5,025,133	$5,611,439
Minus Grant Date Fair Value of Equity Awards in Summary Compensation Table ($)	$0	$3,780,000	$3,740,152
Plus Value, as of Fiscal Year End, of Equity Awards Granted During the Fiscal Year That Were Outstanding and Unvested at Fiscal Year End ($)	$0	$2,259,351	$6,691,979
Plus Year-over-Year Change in Fair Value of Outstanding and Unvested Equity Awards That Were Granted in Previous Fiscal Years ($)	$0	$(3,949,417)	$4,098,401
Plus Fair Value as of Vesting Date of Equity Awards That Were Granted and Vested in the Year ($)	$0	$0	$0
Plus Change in Fair Value, Between the Vesting Date and the End of the Prior Fiscal Year, of Equity Awards Granted in Prior Years that Vested in the Year ($)	$0	$461,922	$130,352
Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	$0	$0	$0
Plus Value of Dividends or other Earnings Paid on Stock Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	N/A	N/A	N/A
Compensation Actually Paid to PEO 1 ($)	$0	$16,989	$12,792,019

Executive Compensation

Fiscal Year	2023	2022	2021
Summary Compensation Table Total for PEO 2 ($)	$7,615,536	$6,984,261	$0
Minus Grant Date Fair Value of Equity Awards in Summary Compensation Table ($)	$4,034,311	$5,322,574	$0
Plus Value, as of Fiscal Year End, of Equity Awards Granted During the Fiscal Year That Were Outstanding and Unvested at Fiscal Year End ($)	$7,289,501	$4,218,938	$0
Plus Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards that Were Granted in Previous Fiscal Years ($)	$2,587,437	$0	$0
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	$0	$0	$0
Plus Change in Fair Value, Between the Vesting Date and the End of the Prior Fiscal Year, of Equity Awards Granted in Prior Years that Vested in the Year ($)	$206,744	$0	$0
Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	$0	$0	$0
Plus Value of Dividends or other Earnings Paid on Stock Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	$50,878	$10,755	$0
Compensation Actually Paid to PEO 2 ($)	$13,715,786	$5,891,379	$0

(2)
For purposes of the adjustments to determine “compensation actually paid”, we computed the fair value of stock option awards and restricted stock units in accordance with FASB ASC Topic 718 as of the end of the relevant fiscal year, other than fair values of equity awards that vested in the Covered Year, which are valued as of the applicable vesting. The valuation assumptions used in the calculation of such amounts are set forth in Note 21 of Woodward’s financial statements in its Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed with the SEC on November 17, 2023.
(3)
This figure is the average of the summary compensation table total compensation for the non-CEO NEOs in each listed year. The names of the non-PEO NEOs for each Covered Year are: for 2023, William F. Lacey, Thomas G. Cromwell, A. Christopher Fawzy, Randall L. Hobbs, Mark D. Hartman, Sagar A. Patel, and Roger A. Ross; for 2022, Mark D. Hartman, Thomas G. Cromwell, A. Christopher Fawzy and Sagar A. Patel; and for 2021, Robert F. Weber, Thomas G. Cromwell, Sagar A. Patel, and Roger A. Ross.
(4)
This figure is the average of compensation actually paid for the non-PEO NEOs in each Covered Year. Compensation actually paid does not mean that these NEOs were actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of summary compensation table total compensation under the methodology prescribed under the SEC's rules, as shown in the adjustment table below.

Fiscal Year	2023	2022	2021
Average Summary Compensation Table Total for Non-PEO NEOs ($)	$3,054,183	$1,421,731	$2,385,323
Minus Non-PEO NEO Average Grant Date Fair Value of Equity Awards in Summary Compensation Table ($)	$1,364,948	$722,400	$1,560,717
Plus Non-PEO NEO Average Value, as of Fiscal Year End, of Equity Awards Granted During Year That Were Outstanding and Unvested at Fiscal Year End ($)	$1,992,614	$431,787	$2,435,565
Plus Non-PEO NEO Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards that Were Granted in Previous Fiscal Years ($)	$551,855	$(844,997)	$641,059
Plus Non-PEO NEO Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	$0	$0	$0
Plus Change in Fair Value, between the Vesting Date and the End of the Prior Fiscal Year, of Equity Awards Granted in Prior Years that Vested in the Year ($)	$15,817	$79,409	$64,093
Minus Non-PEO NEO Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	$0	$0	$0
Plus Value of Dividends or other Earnings Paid on Stock Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	$7,235	$0	$0
Average Compensation Actually Paid to Non-PEO NEOs ($)	$4,256,756	$365,530	$3,965,323
(5)
Total shareholder return is calculated by assuming that a $100 investment was made on at the close of trading on September 30, 2020 and reinvesting all dividends until the last day of each reported fiscal year.

Executive Compensation

(6)
The peer group used is S&P MidCap 400, as used in the Company's performance graph in our annual report. Total shareholder return is calculated by assuming that a $100 investment was made at the close of trading on September 30, 2020 and reinvesting all dividends until the last day of each reported fiscal year.
(7)
The dollar amounts reported are the Company's net income reflected in the Company’s audited financial statements.
(8)
In the Company's assessment, Adjusted EPS was identified as the most important financial performance measure used by us in fiscal year 2023 to link compensation actually paid to performance. Our definition of Adjusted EPS is described in the “Compensation Discussion and Analysis”.

List of Financial Performance Measures

As described in greater detail in the “Compensation Discussion and Analysis,” the Company’s executive compensation program and practices are designed to reinforce our pay-for-performance philosophy and align with sound governance principles. The metrics that the Company uses for both our short-term and long-term incentive awards are selected to promote alignment with our business strategy and to incentivize our NEOs toward long-term stockholder value creation. The financial performance measures identified as the most important and used by the Company to link executive “compensation actually paid” to the Company’s NEOs for the most recently completed fiscal year to the Company’s performance are as follows:

•
Adjusted EPS
•
Adjusted Free Cash Flow
•
Return on Capital

Adjusted EPS, Adjusted Free Cash Flow and Return on Capital are non-GAAP financial measures. For more information on how Adjusted EPS and Adjusted Free Cash Flow are calculated, see the section titled “Non-U.S. GAAP Measures” in Item 7, Management’s Discussion and Analysis of Financial Conditions and Results of Operations, in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed with the SEC on November 17, 2023. "Return on Capital" means net income, adjusted for accounting changes and after-tax interest expense, divided by the sum of total debt, shareholder’s equity, and minority interest. As noted above, in the Company’s assessment, Adjusted EPS was identified as the most important financial performance measure we used in fiscal year 2023 to link compensation actually paid to performance.

Executive Compensation

Relationship Descriptions

The following graphs illustrate the relationship between compensation actually paid for the Covered Years and (i) our cumulative total shareholder return and our peer group’s cumulative total shareholder return, (ii) our net income, and (iii) our Adjusted EPS.

Executive Compensation

Equity Compensation Plan Information

The below table describes the total number of stock options that were awarded under the expired 2006 Omnibus Incentive Plan (the “2006 Plan”) and the 2017 Omnibus Incentive Plan, and remain outstanding, as well as the number of shares of Woodward securities remaining available for future grants as of September 30, 2023.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS($)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN THE FIRST COLUMN)
Equity compensation plans approved by security holders	4,841,653	80.48	2,688,996(1)
Equity compensation plans not approved by security holders	—	—	—
Total	4,841,653	80.48	2,688,996

(1)
Calculated under the share counting formula applicable under the 2017 Omnibus Incentive Plan.

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the accounting firm of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024. The decision of the Audit Committee to appoint Deloitte & Touche LLP was based on careful consideration of the firm’s qualifications as an independent registered public accounting firm. Deloitte & Touche LLP was originally selected by the Audit Committee as the Company’s independent registered public accounting firm effective December 6, 2007.

Although the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, the Audit Committee and the Board are requesting, as a matter of policy, that stockholders ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the appointment, the Audit Committee would investigate the reasons for the stockholders’ rejection and would consider whether to retain Deloitte & Touche LLP or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A proposal to ratify the appointment of Deloitte & Touche LLP for the current year will be presented at the Annual Meeting. A representative from Deloitte & Touche LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement, if he or she desires to do so, and be available to answer appropriate questions.

Your Board unanimously recommends a vote “FOR” the ratification of the appointment of the independent registered public accounting firm presented in Proposal 3.

Audit Committee Report to Stockholders

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate this proxy statement in whole or in part, the information set forth above under “Board Meetings and Committees — Audit Committee,” relating to the charter of the Audit Committee and the independence of the Audit Committee members, and the following report shall not be deemed to be “soliciting material” or “filed” with the SEC or incorporated by reference into any such previous or future filings.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process and compliance with the Sarbanes-Oxley Act on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal control over the Company’s financial reporting.

Based on the review and discussions referred to in this report, we recommended to the Board that the audited financial statements for the year ended September 30, 2023, be included in the Company’s Annual Report on Form 10-K filed with the SEC for the year ended September 30, 2023. Our recommendation was based on our review and discussion of the audited financial statements with management, and our discussions with Deloitte & Touche LLP, the independent registered public accounting firm that audited the financial statements.

In addition, our recommendation was based on our discussion with Deloitte & Touche LLP of the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”)

PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

and the SEC. We also discussed with Deloitte & Touche LLP their independence, and received from them the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. We based our recommendation on the foregoing discussions, disclosures and considerations.

Audit Committee:	Rajeev Bhalla, Chairman
John D. Cohn
Mary D. Petryszyn
Ronald M. Sega
Gregg C. Sengstack

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. Pursuant to its written policy, the Audit Committee specifically pre-approves on a case-by-case basis all audit and permitted non-audit services provided by the independent registered public accounting firm, including the fees and terms for those services. In situations where approval of such services is required prior to the next regularly scheduled meeting of the Audit Committee, the Audit Committee has delegated authority to approve such services to the Chairman of the Audit Committee. The independent registered public accounting firm is prohibited from performing the non-audit services identified by the SEC and the Public Company Accounting Oversight Board as prohibited. The policy also requires management to periodically prepare reports for the Audit Committee on the Company’s use of the independent registered public accounting firm.

Fees Paid to Independent Registered Public Accounting Firm

The following table represents fees billed or expected to be billed for professional audit services rendered by Deloitte & Touche LLP for the audit of the Company’s consolidated financial statements for fiscal years 2023 and 2022, and fees billed for other services rendered by Deloitte & Touche LLP during those same periods. All such fees were approved in accordance with the Pre-approval Policy described above.

YEAR ENDED SEPTEMBER 30	2023($)	2022($)
Audit Fees(1)	3,805,020	3,552,453
Audit Related Fees(2)	10,000	20,000
Tax Fees	946,375	953,783
All Other Fees	3,790	3,790
Total	4,765,185	4,530,026
(1)
For professional services rendered for the audits of our financial statements included in our Annual Report on Form 10-K for fiscal year 2023 and 2022, as well as reviews of our financial statements in our Quarterly Reports on Form 10-Q during fiscal year 2023 and 2022. Includes fees for statutory audits of $664,743 in fiscal year 2023 and $602,453 in fiscal year 2022.
(2)
Audit Related Fees consist of assurance and related services that are reasonably related to the performance of the audit of the financial statements. This category includes fees related to the preparation of SEC registration statements, as well as fees for other auditing procedures and issuance of special purpose reports.

In November 2023, the Audit Committee approved the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

ADDITIONAL INFORMATION

Stock Ownership of Management

The following table shows how much Woodward common stock was beneficially owned, as of November 20, 2023, by each director, each named executive officer of the Company, and all directors and executive officers as a group:

DIRECTORS	NUMBER OF SHARES(1)(2)	PERCENT (%)(1)
Rajeev Bhalla	4,240	*
John D. Cohn	62,061	*
Eileen P. Drake	26,450	*
David P. Hess	18,811	*
Daniel G. Korte	27,643	*
Mary D. Petryszyn	—	*
Ronald M. Sega	58,483	*
Gregg Sengstack(3)	76,511	*
Tana L. Utley(4)	144	*
NAMED EXECUTIVE OFFICERS
Charles P. Blankenship, Jr.	42,752	*
William F. Lacey	—	*
Thomas G. Cromwell	162,936	*
A. Christopher Fawzy	160,813	*
Randall L. Hobbs	3,283	*
Mark D. Hartman	58,518	*
Sagar A. Patel	103,446	*
Roger A. Ross	10,680	*
All directors and executive officers as a group (15 persons)(5)	679,514	1.12%
*Less than one percent

(1)
The number of shares outstanding for purposes of calculating the percentages shown includes shares (does not include fractional shares) allocated to participant accounts of named executive officers under the Woodward Retirement Savings Plan, as well as the EBP. The Woodward Retirement Savings Plan directs the Trustee to vote the Woodward shares allocated to participants’ accounts as directed by such participants. If voting instructions are not received, the Trustee is instructed to vote the shares held in the Plan in the same proportion as the shares for which the Trustee has received instructions.
(2)
In addition, the number of shares outstanding for purposes of calculating the percentages shown includes (i) the number of shares of our common stock that may be acquired by each person referenced through the exercise of options within 60 days of November 20, 2023, and (ii) the number of restricted stock units, if any, that will vest within 60 days of November 20, 2023, each in accordance with the rules of the SEC. The below table summarizes all shares that may be acquired through the exercise of options within 60 days of November 20, 2023.

ADDITIONAL INFORMATION

Table to footnote (2) above:

DIRECTORS	NUMBER OF SHARES
Rajeev Bhalla	2,461
John D. Cohn	42,061
Eileen P. Drake	24,961
David P. Hess	3,411
Daniel G. Korte	24,961
Mary D. Petryszyn	—
Ronald M. Sega	42,061
Gregg Sengstack	44,061
Tana L. Utley	—
NAMED EXECUTIVE OFFICERS
Charles P. Blankenship, Jr.	36,447
William F. Lacey	—
Thomas G. Cromwell	157,321
A. Christopher Fawzy	148,189
Randall L. Hobbs	3,267
Mark D. Hartman	52,448
Sagar A. Patel	92,759
Roger A. Ross	10,680

(3)
Includes 15,000 shares held in the Dianne Sengstack 2020 Dynasty Trust, of which Mr. Sengstack is the trustee and retains sole voting and investment power.
(4)
Includes 81 shares held in the Kent R. Utley Revocable Trust, of which Ms. Utley’s spouse is the trustee. Ms. Utley has shared voting and investment power.
(5)
Total excludes Messrs. Hartman, Patel and Ross because they are no longer executive officers of the Company as of the applicable date of this table.

ADDITIONAL INFORMATION

Persons Owning More than 5% of Woodward Common Stock

The following table shows how many shares of Woodward common stock were owned by each person known to us to own more than five percent of our common stock as of November 20, 2023:

OWNERSHIP OF COMMON STOCK
PRINCIPAL HOLDERS	NUMBER OF SHARES	PERCENT(%)
Capital Research Global Investors 333 South Hope Street, 55Th Fl. Los Angeles, California 90071	7,064,976(1)	11.77
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	6,046,071(2)	10.07
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	5,570,965(3)	9.28
Eagle Capital Management, LLC 499 Park Avenue, 17th Floor New York, NY 10022	3,939,061(4)	6.56

(1)
Based solely on a Schedule 13G filed with the SEC by Capital Research Global Investors (“Capital Research”) on February 13, 2023. Capital Research has sole voting power with respect to 7,053,241 shares of our common stock and sole dispositive power with respect to 7,064,976 shares of our common stock.
(2)
Based solely on a Schedule 13G filed with the SEC by BlackRock, Inc. (“BlackRock”) on February 9, 2023. BlackRock has sole voting power with respect to 5,924,521 shares of our common stock and sole dispositive power with respect to 6,046,071 shares of our common stock.
(3)
Based solely on a Schedule 13G filed with the SEC by The Vanguard Group, Inc. (“Vanguard”) on February 9, 2023. Vanguard has shared voting power with respect to 20,307 shares of our common stock, has sole dispositive power with respect to 5,499,410 shares of our common stock, and has shared dispositive power with respect to 71,555 shares of our common stock.
(4)
Based solely on a Schedule 13G filed with the SEC by Eagle Capital Management, LLC (“Eagle”) on February 10, 2023. Eagle has sole voting power with respect to 3,229,015 shares of our common stock and sole dispositive power with respect to 3,939,061 shares of our common stock.

Delinquent Section 16(a) Reports

Based upon a review of our records, all reports required to be filed pursuant to Section 16(a) of Exchange Act were filed on a timely basis, with the exception of a Form 4 filed by the Company on behalf of Ms. Drake related to an automatic distribution into the Executive Benefit Plan, which was filed late due to an administrative oversight by the Company.

Related Person Transaction Policies and Procedures

The Board adopted the Company’s Related Person Transaction Policies and Procedures (our “RPT Policy”), which provides that the Audit Committee will review and approve Interested Transactions (as described below). Our RPT Policy delegates the authority to act with respect to Interested Transactions that are valued below a stated threshold to the Chair of the Audit Committee.

Our RPT Policy defines an “Interested Transaction” with reference to transactions described in Item 404 of Regulation S-K promulgated by the SEC, which generally means a transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships or any material amendments or modifications thereto in which the Company (including any of its

ADDITIONAL INFORMATION

subsidiaries) was, is, or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has, or will have a direct or indirect interest.

“Related Person” also is defined in our RPT Policy with respect to the definitions contained in Item 404 of Regulation S-K. Generally, “Related Persons” consist of any director or executive officer of the Company, any nominee for director, any holder of five percent or more of the Company’s common stock, or any immediate family member of any such persons. “Immediate family member” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of any such person, and any person (other than a tenant or employee) sharing the household of such person. It may also include entities with which any of such persons have a relationship.

The approval procedures in our RPT Policy state that the Audit Committee will take into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances. In addition, our RPT Policy states that, in connection with the approval or ratification of an Interested Transaction involving an outside director or nominee for director, the Audit Committee should consider whether such transaction would compromise such director’s status as: (1) an independent director under NASDAQ’s independence standards, (2) an “outside director” under Section 162(m) of the Internal Revenue Code (the “Code”) to the extent appropriate or a “non-employee director” under Rule 16b-3 under the Exchange Act, if such non-employee director serves on the Human Capital & Compensation Committee of the Board, or (3) an independent director under Rule 10A-3 of the Exchange Act, if such non-employee director serves on the Audit Committee of the Board. Our RPT Policy also identifies certain transactions that are deemed to be pre-approved, including transactions involving competitive bids, regulated transactions, and employee transactions. No director participates in any discussion for approval of a related party transaction for which he or she is an interested party other than is necessary to provide relevant information to the Audit Committee.

Woodward is not currently engaged in any Interested Transactions, and there are no known proposed Interested Transactions, that would require disclosure under the RPT Policy.

Stockholder Communications With the Board of Directors

Stockholders may send communications to the Board by submitting a letter addressed to: Woodward, Inc., Attn: Corporate Secretary, 1081 Woodward Way, Fort Collins, Colorado 80524. The Board has instructed the Corporate Secretary to forward such communications to the Lead Director. The Board has also instructed the Corporate Secretary to review such correspondence and, at the Corporate Secretary’s discretion, not to forward correspondence which is deemed of a commercial or frivolous nature or inappropriate for Board consideration. The Corporate Secretary may also forward the stockholder communication within the Company to the Chief Executive Officer and President or to another executive officer to facilitate an appropriate response.

The Corporate Secretary maintains a log of all communications from stockholders and the disposition of such communications, which the directors review at least annually.

Stockholder Nominations and Proposals for 2024 Annual Meeting

Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in our proxy statement and form of proxy to be distributed in connection with next year’s annual meeting of stockholders (the "2024 Annual Meeting") must submit their proposals so that they are received by us at our principal executive offices no later than the close of business on August 17, 2024. Proposals should be sent to the attention of the Corporate Secretary. More information regarding stockholder proposals under Rule 14a-8, including procedural and substantive requirements and reasons why the Company may exclude the proposal from its proxy statement may be found in Rule 14a-8.

Under our Bylaws, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders (other than a proposal brought pursuant to SEC Rule 14a-8). These procedures provide that nominations for director and/or an item of business to be introduced at an annual meeting of stockholders must be submitted in writing to the

ADDITIONAL INFORMATION

Corporate Secretary of the Company at our principal executive offices by a stockholder of record on both the date of giving notice and the record date for the annual meeting. In general, our Bylaws require that such a notice for nominating a director or introducing an item of business at the 2024 Annual Meeting must be received not earlier than September 26, 2024 and not later than October 26, 2024. However, if the 2024 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2023 Annual Meeting, the notice must be received not later than the close of business on the tenth day following the date on which notice of the date of the 2024 Annual Meeting was mailed or public disclosure of the date of the 2024 Annual Meeting was made, whichever first occurs, or no less than 90 days or more than 120 days prior to the 2024 Annual Meeting. To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaws and SEC requirements. We will not consider any proposal or nomination that does not meet the Bylaws and SEC requirements for submitting a proposal or nomination.

In addition, a stockholder who desires to nominate director candidates for election at an annual meeting for the 2024 Annual Meeting, which is expected to be held in or about January 2025, must comply with the requirements of Rule 14a-19 by notifying our Corporate Secretary with regard to the intent to solicit proxies as required by Rule 14a-19 no later than November 25, 2024. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our bylaws as described above.

Notices of intention to nominate a director or present proposals at the 2024 Annual Meeting should be addressed to the Corporate Secretary, Woodward, Inc., 1081 Woodward Way, Fort Collins, Colorado 80524. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

Householding of Proxy Materials

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Notice or, if you have elected to receive hard copies, our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one Notice or one set of proxy materials and would like to request a separate copy of these materials or any other proxy materials in the future, please: (1) mail your request to Woodward, Inc., 1081 Woodward Way, Fort Collins, Colorado 80524, Attn: Corporate Secretary; (2) send an e-mail to investor.relations@woodward.com; or (3) call our Investor Relations department at 970-498-38490. Additional copies of the proxy materials will be sent within 30 days after receipt of your request. Similarly, you may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Annual Report on Form 10-K

You may obtain a free copy of our Annual Report on Form 10-K for the year ended September 30, 2023, filed with the Securities and Exchange Commission (“SEC”) and available at its website at www.sec.gov. Please contact the Corporate Secretary, Woodward, Inc., 1081 Woodward Way, Fort Collins, Colorado 80524 or email investor.relations@woodward.com. This report is also available at www.proxydocs.com/WWD.

ADDITIONAL INFORMATION

Other Matters

Woodward is soliciting this proxy on behalf of its Board and will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the Notice and proxy materials. This solicitation is being made by mail, but also may be made personally or by facsimile, telephone, messenger, or via the internet. The Company has employed Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, to solicit proxies for the Annual Meeting from brokers, bank nominees, other institutional holders, and certain individual stockholders. The Company has agreed to pay $7,500 plus the out-of-pocket expenses of Morrow Sodali LLC, for these services. The Company will also pay the regular charge of brokers and other nominees who hold shares of record for forwarding proxy material to the beneficial owners of such shares.

We are not aware of any additional matters to be acted upon at the meeting other than those discussed in this statement. If any other matter is presented, proxy holders will vote on the matter in their discretion.

By Order of the Board of Directors

WOODWARD, INC.

A. Christopher Fawzy

Corporate Secretary

December 8, 2023

Annex A: Adjusted and non-U.S. GAAP Financial Measures

Woodward, Inc. and Subsidiaries

RECONCILIATION OF NET EARNINGS TO ADJUSTED NET EARNINGS

(in thousands, except per share amounts)

	Year Ended September 30,
	2023		2022
	Net Earnings	Earnings Per Share	Net Earnings	Earnings Per Share
Net earnings (U.S. GAAP)	$232,368	$3.78	$171,698	$2.71
Non-U.S. GAAP adjustments, net of tax:
Specific charge for excess and obsolete inventory	9,016	0.15	—	—
Product rationalization	7,896	0.13	—	—
Non-recurring charge related to customer collections	3,761	0.06	—	—
Certain non-restructuring separation costs	1,661	0.03	—	—
Restructuring activities	3,874	0.06	(2,565)	(0.04)
Non-recurring matter unrelated to the ongoing operations of the business	—	—	2,454	0.04
Business development activities	—	—	2,236	0.04
Total non-U.S. GAAP adjustments	26,208	0.43	2,125	0.04
Adjusted net earnings (Non-U.S. GAAP)	$258,576	$4.21	$173,823	$2.75

Adjusted net earnings and adjusted earnings per share exclude, as applicable, (i) a specific charge for excess and obsolete inventory, (ii) product rationalization, (iii) a restructuring charge, (iv) a non-recurring charge related to customer collections, (v) certain non-restructuring separation costs, (vi) a charge in connection with a non-recurring matter unrelated to the ongoing operations of the business, and (vii) costs related to business development activities. The product rationalization adjustment pertains to a non-recurring write-off of inventory and assets related to the elimination of certain product lines. The specific charge for excess and obsolete inventory pertains to a non-recurring write down of other excess inventory that are not related to product rationalization. The non-recurring charge related to customer collections pertains to a discrete process issue that was identified and corrected. The Company believes that these excluded items are short‐term in nature, not directly related to the ongoing operations of the business, and therefore, the exclusion of them illustrates more clearly how the underlying business of Woodward is performing.

Adjusted net earnings, and adjusted net earnings per share are financial measures not prepared and presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The use of any of these non-U.S. GAAP financial measures is not intended to be considered in isolation of, or as a substitute for, the financial information prepared and presented in accordance with U.S. GAAP. Management’s calculations of adjusted net earnings and adjusted earnings per share may differ from similarly titled measures used by other companies, limiting their usefulness as comparative measures.

A-1

Woodward P.O. BOX 8016, CARY, NC 27512-990 Woodward, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On January 24, 2024 For Stockholders of record as of November 27, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/WWD To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/WWDHave the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before January 12, 2024. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/WWD TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.comWhen requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Woodward, Inc. Meeting Materials: Notice of Meeting, Proxy Statement, and Annual Report Meeting Type: Annual Meeting of Stockholders Date: Wednesday, January 24, 2024 Time: 8:00 AM, Mountain Time Place: Annual Meeting to be held live via internet - please visit www.proxydocs.com/WWD for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/WWD SEE REVERSE FOR FULL AGENDA

Woodward, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. Elect as directors the three nominees identified in this proxy statement, each to serve for a term of three years 1.01 Charles P. Blankenship, Jr. 1.02 John D. Cohn 1.03 Daniel G. Korte 2. Vote on an advisory resolution regarding the compensation of the Company’s named executive officers; 3. Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024; and 4. Transact other business that properly comes before the meeting, or any postponement or adjournment thereof.

WOODWARD P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/WWD • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-829-5209 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/WWDWoodward, Inc. Annual Meeting of Stockholders For Stockholders of record as of November 27, 2023 DATE: Wednesday, January 24, 2024 TIME: 8:00 AM, Mountain Time PLACE: Annual Meeting to be held live via internet - please visit www.proxydocs.com/WWD for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Charles P. Blankenship, Jr. and William F. Lacey (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Woodward, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the "Named Proxies" are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. All votes for 401(k) participants must be received by 10:00 A.M., Mountain Time, January 22, 2024. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The "Named Proxies" cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Woodward, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. Elect as directors the three nominees identified in this proxy statement, each to serve for a term of three years; 1.01 Charles P. Blankenship, Jr. 1.02 John D. Cohn 1.03 Daniel G. Korte YOUR VOTE BOARD OF DIRECTORS RECOMMENDS FOR AGAINST ABSTAIN for for for for for for AGAINST ABSTAIN 2. Vote on an advisory resolution regarding the compensation of the Company’s named executive officers; 3. Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024; and 4. Transact other business that properly comes before the meeting, or any postponement or adjournment thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/WWD Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy card. Signature (and Title if applicable) Dat Signature (if held jointly) Date

Woodward, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 4 AND 5 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. PROPOSAL 1. Election of Director 1.01 David P. Hess 2. Vote on an advisory resolution regarding the compensation of the Company's named executive officers; 3. Vote on an advisory proposal regarding the frequency of stockholder advisory votes on executive compensation; 4. Ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2023; 5. Approve an amendment to the Amended and Restated Woodward, Inc. 2017 Omnibus Incentive Plan to increase the number of shares reserved for issuance by 500,000; and 6. The transaction of such other business as may properly come before the meeting, or any postponement or adjournment thereof.

INTERNET Go To: www.proxypush.com/WWD Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-829-5209 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/WWD P.O. BOX 8016, CARY, NC 27512-9903 Woodward, Inc. Annual Meeting of Stockholders For Stockholders of record as of November 28, 2022 TIME: Wednesday, January 25, 2023 8:00 AM, Mountain Standard Time PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/WWD for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Charles P. Blankenship, Jr. and Mark D. Hartman (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Woodward, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the "Named Proxies" are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. All votes for 401(k) participants must be received by 10:00 A.M., Mountain Standard Time, January 23, 2023. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The "Named Proxies" cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Woodward, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 4 AND 5 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of Director FOR AGAINST ABSTAIN 1.01 David P. Hess FOR 2. Vote on an advisory resolution regarding the compensation of the Company's named executive officers; FOR 1YR 2YR 3YR ABSTAIN 3. Vote on an advisory proposal regarding the frequency of stockholder advisory votes on executive compensation; 1 YEAR FOR AGAINST ABSTAIN 4. Ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2023; FOR 5. Approve an amendment to the Amended and Restated Woodward, Inc. 2017 Omnibus Incentive Plan to increase the number of shares reserved for issuance by 500,000; and FOR 6. The transaction of such other business as may properly come before the meeting, or any postponement or adjournment thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/WWD Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy card. Signature (and Title if applicable) Date Signature (if held jointly) Date